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                                                                    EXHIBIT 10.9

        THIS LEASE made as of the 1st day of February, 1997.

BETWEEN:

        SUN LIFE ASSURANCE COMPANY OF CANADA, a body corporate incorporated under the laws of Canada

(hereinafter called the "Landlord")

                                                              OF THE FIRST PART.

                                     - and -

                       NOVATEL WIRELESS TECHNOLOGIES LTD.

        (hereinafter called the "Tenant")

                                                             OF THE SECOND PART.

             WHEREAS the Landlord is registered as owner, subject to such encumbrances, liens and interests as are notified by memorandum underwritten (or endorsed hereon) of that certain parcel of land municipally described as 6715 8th St. N.E. and situated in the City of Calgary in the Province of Alberta and more particularly described in Schedule "A" attached hereto (hereinafter called the "Land") upon which Land is situated an office building and related improvements (the said office building and all other fixed improvements now or hereafter on the Land being hereinafter referred to as the "Building"); and

             WHEREAS the Tenant has agreed to lease space in the Building which will comprise the area more particularly hereinafter set forth for the term and at the rental and subject to the terms, covenants, conditions and agreements hereinafter contained; and

             WHEREAS in this Lease certain expressions have the defined meanings set out in Article 16 hereof;

             WITNESSETH THAT

                                    ARTICLE 1
                                    PREMISES

Premises 1.01 In consideration of the rents, covenants, agreements and conditions hereinafter reserved and contained on the part of the Tenant to be respectively paid, kept, observed and performed, the Landlord hereby demises and leases unto the Tenant those certain premises situate on the 2nd floor of the Building containing a Rentable Area of 11,494 square feet as shown outlined in red on the floor plan hereto annexed as Schedule "B" (hereinafter referred to as the "Leased Premises") which Leased Premises shall have for purposes hereinafter set out a Gross Area of 12,644 square feet and the Rentable Area and Gross Area of the Leased Premises shall be measured as provided in Sub-sections 16.01 (g), (h), and (j) hereof.

                                    ARTICLE 2
                                      TERM

Term 2.01 TO HAVE AND TO HOLD the Leased Premises for a term of FIVE (5) YEARS commencing on the 1ST DAY of FEBRUARY, 1997 (hereinafter referred to as the "commencement date") and to be fully completed and ended on the 31ST DAY OF JANUARY, 2002.


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Possession               2.02 It is expressly understood and agreed between the
                         Landlord and the Tenant that, should all of the Leased Premises not be ready for occupancy by the Tenant on the commencement date, the Term of this lease shall nonetheless commence on the commencement date and this Lease shall remain in full force and effect and subject as hereinafter provided the Tenant shall take possession of the Leased Premises when all of the said Leased Premises are ready for occupancy (or in the opinion of the Landlord's Architect would have been ready for occupancy except for the fault of the Tenant). The Tenant shall be obligated to pay rent for the Leased Premises as and from the date that all of the Leased Premises are ready for occupancy. If such date shall occur on a day other than the first day of a month, the basic rent and electrical charges for such month shall be payable only for the proportionate part (being the balance of the month commencing on the date the Leased Premises are ready for occupancy) and the full monthly installments payable under the within Lease shall commence and be payable as of and from the first day of the month next following the date when the Leased Premises are ready for occupancy.

Ready for Occupancy      2.03 For the purposes of this Article, the date on
                         which the Leased Premises are "ready for occupancy" shall be the commencement date.

Inability to Deliver     2.04 The Landlord shall not be liable Possession for
                         loss, injury, damage or inconvenience which the Tenant may sustain by reason of the inability of the Landlord to deliver the Leased Premises ready for occupancy on the commencement date.

Relocation of Leased     2.05 The Tenant agrees that notwithstanding of Leased
Premises                 anything herein contained, the Landlord shall have a
                         ONE TIME RIGHT, to change the location of the Leased
                         Premises as set forth in Article I hereof and Schedule
                         "B" attached hereto to comparable premises in the Building on or above the 2nd floor provided such premises are acceptable to the Tenant, acting reasonably. If the Landlord exercises its right to relocate the Tenant hereunder after the date upon which the Landlord gives notice to the Tenant that the Leased
                         Premises are ready for installation of the Tenant's improvements, THE LANDLORD SHALL PAY THE COSTS OF THE
                         TENANT IN RELOCATING IN THE AMOUNT OF $250,000.00. THE
                         LANDLORD SHALL PROVIDE THE TENANT WITH FOUR MONTHS
                         ADVANCE NOTICE OF THE RELOCATION AND THE TENANT SHALL
                         HAVE ACCESS TO THE NEW LOCATION IN ORDER TO PERFORM
                         IMPROVEMENTS AND ALTERATIONS OF THE NEW LOCATION. SUCH
                         ACCESS TO BE PROVIDED AT LEAST THREE MONTHS PRIOR TO
                         THE DATE OF THE RELOCATION.


                                    ARTICLE 3
                                      RENT

Rent 3.01 YIELDING AND PAYING THEREFOR unto the Landlord, at the Landlord's office in the City of Toronto, Ontario (or to such other persons at such other places as the Landlord may from time to time in writing designate), subject to adjustment as hereinafter provided, in lawful money of Canada, the annual basic rent of ONE HUNDRED TEN THOUSAND TWO DOLLARS EIGHTY CENTS ($110,002.80) payable without deduction by equal consecutive monthly installments of NINE THOUSAND ONE HUNDRED SIXTY SIX DOLLARS NINETY CENTS ($9,166.90) in advance on the first day of each and every month during the Term.

Basis of determining     3.02 The aforesaid annual basic rent is calculated on
Rent                     the basis of the Gross Area of the Leased Premises
                         being 12,644 SQUARE FEET leased at a rate of $8.70 for each square foot of Gross Area for the Term.


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Apportionment            3.03 Annual basic rent and Common Costs Escalation are
of Annual Basic Rent     considered to accrue from day to day, and where it
and Common Costs         becomes necessary to calculate annual basic rent or
Escalation               Common Costs Escalation for an irregular period of less
                         than twelve calendar months, or an installment of annual basic rent or Common Costs Escalation for a period of less than one calendar month, an appropriate apportionment and adjustment will be made on a per diem basis.

                                    ARTICLE 4
                               TENANT' S COVENANTS

                         The Tenant covenants with the Landlord as follows:

Occupancy                4.01 To occupy the Leased Premises on the date the
                         Leased Premises are ready for occupancy subject to the terms hereof.

Rent 4.02 To pay the rent hereby reserved promptly on the days and at the times and in the manner herein mentioned, without demand or deduction.

Permitted Use            4.03 To use the Leased Premises only for general office
                         purposes and ELECTRICAL ENGINEERING LABORATORY, and such normal and lawful business, duties and functions of a general business office and ELECTRONIC ENGINEERING
                         LABORATORY, that will not unreasonably interfere with normal use of a first-class office building OF A NATURE
                         AND TYPE SIMILAR TO THE WITHIN BUILDING; and not to use or permit to be used the Leased Premises or any part thereof for any business which is that of a bank, treasury branch, credit union, trust or acceptance or loan company or any other organization engaged in the business of accepting, money on deposit, or any similar banking business (excluding insurance, stock brokers or investment dealers), nor use nor permit the use of any part of the Leased Premises for the purpose of installation or operation of any electronic or mechanical equipment, or machines by which any banking transaction, operation or function may be available to the public, nor use or permit the use of any part of the Leased Premises for or as a restaurant, cafeteria, lunch counter, food dispensary, snack bar or other food services operation, OTHER THAN FOR STAFF PURPOSES.


Waste and Nuisance       4.04 Not to commit or permit any waste or injury to the
                         Leased Premises including the Leasehold improvements and trade fixtures therein, any overloading of the floors thereof, any nuisance therein or any use or manner of use causing annoyance to other tenants and occupants of the Building and not to use or permit to be used any part of the Leased Premises for any dangerous, noxious or offensive trade or business; and not to place any objects on or otherwise howsoever obstruct the heating or air conditioning vents within the Leased Premises. The Landlord acknowledges that the Tenant's existing use mentioned in Section 4.03 of the Lease does not constitute a nuisance.

Floor Loads              4.05 That the Tenant shall not place a load upon any
                         portion of any floor of the Leased Premises which exceeds the floor load which the area of such floor being loaded was designed to carry having regard to the loading of adjacent areas and that which is allowed by law. The Landlord reserves the right to prescribe the weight and position of all safes and heavy installations which the Tenant wishes to place in the Leased Premises, so as to distribute properly the weight thereof and the Tenant shall pay for all costs incurred by the Landlord and the Landlord's Architect in making such assessment.


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                                      -4-

Insurance Risk           4.06 EXCEPT FOR THE PERMITTED USES DESCRIBED IN
                         PARAGRAPH 4.03, not to do, omit to do or permit to be done or omitted to be done upon the Leased Premises anything which would cause the Landlord's cost of insurance (whether fire or liability) to be increased
                         (and, without waiving the foregoing prohibition the Landlord may demand, and the Tenant shall pay to the Landlord upon demand, the amount of any such increase of cost caused by anything so done or omitted or permitted to be done or omitted) or which would cause any policy of insurance to be subject to cancellation or refusal of placement or renewal.

Noxious Fumes Vapours    4.07 The Tenant shall so use the Leased Premises that
and Odours               noxious or objectionable fumes, vapours and odours will
                         not occur beyond the extent to which they are discharged or eliminated by means of the flues and other devices provided in the Building by the Landlord and shall prevent any such noxious or objectionable fumes, vapours and odours from entering into the air conditioning or being discharged into other vents or flues of the Building or annoying any of the tenants in the Building. Any discharge of fumes, vapours and odours shall be permitted only during such period or periods, to such extent, in such conditions and in such manner as is directed by the Landlord from time to time. THE LANDLORD SHALL BE RESPONSIBLE TO MAINTAIN
                         REASONABLE VENTILATION AND FLUES COMMONLY FOUND IN A
                         BUILDING OF THE NATURE AND TYPE OF THE WITHIN BUILDING.

Condition                4.08 Not to permit the Leased Premises to become
                         untidy, unsightly, offensive or hazardous or permit unreasonable quantities of waste or refuse to accumulate therein, and at the end of each business day to leave the Leased Premises in a condition such as reasonably to facilitate the performance of the Landlord's janitor and cleaning services referred to in
                         Section 5.06.

By-laws 4.09 To comply at its own expense with all municipal, federal, provincial, sanitary, fire, building and safety statutes, laws, by-laws, and safety statutes, laws, by-laws, regulations, ordinances, orders and requirements pertaining to the operation and use of the Leased Premises, the condition of the Leasehold Improvements, trade fixtures, furniture and equipment installed by the Tenant therein and the making by the Tenant of any repairs, changes or improvements therein or any other matter pertaining to the Leased Premises or the Tenant as well as all rules and regulations of the Canadian Board of Fire Underwriters, or any successor body and with the requirements of all insurance companies having policies of any kind whatsoever in effect covering the Building which are communicated to the Tenant.

Rules and Regulations    4.10 To observe, and to cause its employees, invitees
                         and all others over whom the Tenant can reasonably be expected to exercise control to observe the Rules and Regulations attached as Schedule "C" hereto, and such further and other reasonable Rules and Regulations and amendments and changes therein as may hereafter be made by the Landlord of which notice in writing shall be given to the Tenant and all such Rules and Regulations shall be deemed to be incorporated into and form part of this Lease. For the enforcement of such Rules and Regulations, the Landlord shall have available to it all remedies in this Lease provided for a breach thereof and all legal remedies whether or not provided for in this Lease, both at law and in equity. The
                         Landlord shall not be responsible or liable to the Tenant for the non-observance or violation by any other tenant of any such Rules and Regulations or the non-enforcement as against other tenants of such Rules and Regulations or any loss or damage arising out of the same.

Surrender, Overholding   4.11 That upon the expiration or other termination of
                         the Term of this Lease, the Tenant shall quit and surrender the Leased Premises in vacant and clean possession and in good order, repair, decoration, and condition (subject to the provisions of Sub-section
                         6.02 (a) hereof) and shall remove all its property therefrom, except as otherwise provided in this Lease.
                         The Tenant's obligation to observe or perform this covenant shall survive the expiration or other termination of the Term of this Lease. If the Tenant shall continue to occupy the Leased Premises after the expiration of this Lease without further written


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                         agreement and without objection by the Landlord, the
                         Tenant shall be a month-to-month tenant at double the annual basic rent and (except as to length of tenancy) on and subject to the provisions and conditions herein set out including the payment of electrical charges and Common Costs Escalation.

Signs and Directory      4.12 Not to paint, display, inscribe, place or affix
                         any sign, notice or lettering of any kind anywhere
                         outside the Leased Premises (whether on the outside or
                         inside of the Building) or within the Leased Premises
SEE                      so as to be visible from the outside of the Leased
SECTION 17.06            Premise with the exception only of any identification
                         sign at or near the entrance of the Leased Premises and a directory listing in the main lobby of the Building, in each case containing only the name of the Tenant and such other names as the Landlord may permit, and to be subject to the approval of the Landlord as to design, size, location and content. Such identification sign and directory listing shall be installed at the expense of the Tenant, and the Landlord reserves the right to install them as an Additional Service.

Inspection Access        4.13 Other than regularly scheduled access as agreed to
                         by the Tenant and Landlord, during Normal Business
                         Hours and on at least one hours notice to the Tenant, the Landlord shall be permitted, as reasonably required, any time and from time to time to enter and to have its authorized agents, employees and contractors enter the Leased Premises for the purpose of inspection, window cleaning, maintenance, providing janitor services, making repairs, alterations or improvements to the Leased Premises, adjoining premises or the Building, or to have access to or make changes in utilities and services (including underfloor and overhead ducts, air conditioning, heating, plumbing, electrical and telephone facilities and access panels, all of which the Tenant agrees not to obstruct) or to determine the electric light and power consumption by the Tenant in the Leased Premises and the Tenant shall provide free and unhampered access for such purposes, and shall not be entitled to compensation for any inconvenience, nuisance and discomfort or loss caused thereby, but the Landlord in exercising its rights hereunder shall proceed to the extent reasonably possible so as to minimize interference with the Tenant's use and enjoyment of the Leased Premises.

Exhibiting Premises      4.14 That the Landlord or its agents may, ON 24 HOURS
                         NOTICE TO THE TENANT enter and exhibit the Leased
                         Premises during Normal Business Hours during the Term hereof, and place upon the Leased Premises a notice, of reasonable dimensions and reasonably placed, stating that said Land or the Leased Premises are for sale or to let which notice the Tenant shall not remove or obscure or permit to be removed or obscured, but the Landlord in exercising its rights hereunder shall proceed to the extent reasonably possible so as to minimize interference with the Tenant's use and enjoyment of the Leased Premises. THE TENANT SHALL BE
                         PERMITTED TO BE PRESENT AT THE TIME OF ANY SUCH
                         ENTERING AND EXHIBITING.

Name of Building         4.15 Not to refer to the Building by any name other
                         than that designated from time to time by the Landlord, nor to use such name for any purpose other than that of the business address of the Tenant.

Acceptance Leased        4.16 That the Tenant shall be deemed to have examined
                         the Leased Premises Premises before taking possession and the taking of possession shall be conclusive evidence as against the Tenant that at the time thereof the Leased Premises were in good order and satisfactory condition and that all alterations, remodelling, decorating and installation of equipment and fixtures required to be done by the Landlord have been satisfactorily completed save only for such deficiencies of which notice shall have been given to the Landlord within fifteen (15) days after the taking of possession. Any dispute as to any aspects of the Landlord's work or completion or adequacy of the Building, the Leased Premises or any part thereof shall be determined by the Landlord's Architect.


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                                    ARTICLE 5
                              LANDLORD'S COVENANTS

        The Landlord covenants with the Tenant as follows:

Quiet Enjoyment          5.01 That the Tenant paying the rent hereby reserved at
                         the times mentioned and in the manner aforesaid and observing and performing each and every of the covenants, conditions, restrictions and stipulations by the Tenant to be observed or performed shall and may peaceably and quietly possess and enjoy the Leased
                         Premises for the Term hereby granted without any interruption from the Landlord or any other person lawfully claiming by, through, or under it.

Interior Climate         5.02 To maintain in the Leased Premises during Normal
Control                  Business Hours, and to the extent permitted by law by
                         means of a heating and cooling system, conditions of reasonable temperature and comfort in accordance with good standards of interior climate control generally pertaining at the date of this Lease applicable to normal occupancy of the said premises, but the Landlord shall have no responsibility for any inadequacy of performance of the said system if the Leased Premises depart from the design criteria for such system as determined by the Landlord's Architect. If the use of the Leased Premises does not accord with the said design criteria and changes in the system are feasible and desirable to accommodate such use, the Landlord may make such changes and the entire expense of such changes will be paid by the Tenant.

Elevators                5.03 Subject to the supervision of the Landlord and
                         except when repairs are being made thereto, to furnish for use by the tenant and its employees and invitees in common with other persons entitled thereto passenger elevator service (operatorless automatic elevator service, if used, shall be deemed "elevator service" within the meaning of this Section) to the floor on which the Leased Premises or portions thereof are located, and to furnish for the use of the Tenant in common with others entitled thereto at reasonable intervals and at such hours as the Landlord may REASONABLY select, elevator service for the carriage of furniture, equipment, deliveries and supplies, provided however, that if the elevators shall become inoperative or shall be damaged or destroyed the Landlord shall have reasonable time within which to repair such damage or replace such elevator and the Landlord shall repair or replace the same as soon as reasonably possible, but shall in no event be liable for indirect or consequential damages or other damages for personal discomfort or illness during such period of repair or replacement. THE ELEVATORS WILL BE AVAILABLE TO THE
                         TENANT 24 HOURS A DAY.

Entrances, Lobbies,      5.04 To permit the Tenant and its employees and
etc.                     Lobbies, etc. invitees to have the use during Normal
                         Business Hours in common with others entitled thereto of the common entrances, lobbies, stairways and corridors of the Building giving access to the Leased
                         Premises, THE TENANT SHALL BE PERMITTED ACCESS TO SUCH
                         AREAS AT SUCH OTHER TIMES OF ITS OPERATIONS ON SUCH
                         TERMS AS MAY BE REASONABLE IN ALL OF THE CIRCUMSTANCES,
                         (subject to the Rules and Regulations referred to in Section 4.10 and such other reasonable limitations as the Landlord may from time to time impose) provided that notwithstanding the foregoing the Landlord reserves the right to restrict for security purposes the method of access on Saturdays even during Normal
                         Business Hours; and to permit access to the Leased
                         Premises outside of Normal Business Hours by the Tenant and its authorized employees subject to such reasonable restrictions for security purposes as the Landlord may impose.

Washrooms                5.05 To permit the Tenant and its employees and
                         invitees in common with others, entitled thereto to use the washrooms in the Building on the floor or floors on which the Leased Premises are situate and to provide in such washrooms washroom supplies to a standard consistent with normal standards.


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Janitor Services         5.06 To provide cleaning and janitorial services,
                         including window cleaning, to a standard and with services consistent with normal standards from time to time for similar buildings in similar locations in the city in which the Building is situate, provided that the Tenant shall at the end of each business day leave the Leased Premises in a reasonably tidy condition. With the exception of the obligation to cause such work to be done, the Landlord shall not be responsible for any act of omission on the part of the person or persons, firm or corporation employed to perform such work, and such work shall be done at the Landlord's direction, without interference by the Tenant, its servants, agents or employees.

                                    ARTICLE 6
                        REPAIR AND DAMAGE AND DESTRUCTION

        The Landlord and Tenant further covenant and agree as follows:

Landlord's Repairs       6.01 The Landlord covenants with the Tenant, subject to
                         Sub-section 6.03 (b) and Section 11.02 hereof and except for reasonable wear and tear, to keep in good and substantial state of repair the exterior walls, roof, foundations, and bearing structure of the Building and the pipes, heating and air conditioning, plumbing and electrical wires installed by the Landlord.

Tenant's Repairs         6.02 The Tenant covenants with the Landlord:

                              (a) subject to Sub-section 6.03 (b) and except for reasonable wear and tear and Insured Damage, except where the latter is caused by the Tenant, its agents, employees, invitees or licensees, to keep in good and substantial state of repair and decoration, including repainting and cleaning of drapes and carpets at reasonable intervals as needed, the Leased Premises including all Leasehold Improvements and all trade fixtures therein and all glass therein other than (subject to Sub-section 6.02 (d) hereof) perimeter windows on floors above the Ground Floor of the Building;

                              (b) that the Landlord may, ON AT LEAST ONE HOURS NOTICE TO THE TENANT, from time to time enter and view the state of repair, and that the Tenant will repair according to notice in writing;

                              (c) that if any part of the Building including without limitation, the structure or the structural elements of the Building, or the systems for interior climate control or for the provisions of utilities or services get out of repair, or become damaged or destroyed through the negligence or misuse of the Tenant or of its employees, invitees or others over whom the Tenant can reasonably be expected to exercise control, the expense of repairs or replacements thereto necessitated thereby shall be paid by the Tenant;

                              (d)     that the Tenant shall during the
                                      continuance of this lease at its expense repair and replace with as good quality and size any glass broken on the Leased Premises, and such obligation shall include outside windows and doors on the perimeter of the Leased Premises whenever such glass shall be broken by the Tenant, its servants, employees, agents or invitees; and



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                                      -8-

                              (e) that the Tenant will notify the Landlord immediately upon the Tenant becoming aware of any defect in the Leased Premises or of any other condition which may cause damage to the Leased Premises or the Building.

Abatement and            6.03 It is agreed between the Landlord and the Tenant
Termination              that:

                              (a)     (i)     in the event of partial
                                              destruction (as hereinafter
                                              defined) of the Leased Premises by
                                              fire, the elements or other cause
                                              or casualty, then in such event,
                                              if the destruction is such that,
                                              in the REASONABLE opinion of the
                                              Landlord's Architect, the Leased
                                              Premises may be partially used for
                                              the Tenant's business while the
                                              repairs are being made, then the
                                              rent shall abate in the proportion
                                              that the part of the Leased
                                              Premises rendered unusable bears
                                              to the whole of the Leased
                                              Premises, PROVIDED ALWAYS that if
                                              the part rendered unusable exceeds
                                              one-half (1/2) of the area of the
                                              Leased Premises there shall be a
                                              total abatement of rent until the
                                              repairs have been made unless the
                                              Tenant, with the permission of the
                                              Landlord, in fact, uses the
                                              undamaged part, in which case the
                                              Tenant shall pay proportionate
                                              rent for the part so used (being
                                              annual basic rent, electrical
                                              charges and Common Costs
                                              Escalation bearing the same
                                              proportion to the annual basic
                                              rent, electrical charges and
                                              Common Costs Escalation for the
                                              whole of the Leased Premises as
                                              the area in square feet of the
                                              part of the Leased Premises being
                                              used bears to the Rentable Area of
                                              the Leased Premises). "Partial
                                              destruction" shall mean any damage
                                              to the Leased Premises less than
                                              total destruction, but which
                                              renders all or any part of the
                                              Leased Premises temporarily unfit
                                              for use by the Tenant for the
                                              Tenant's business. A certificate
                                              of the Landlord's Architect as to
                                              whether the whole or a part of the
                                              Leased Premises is rendered
                                              unusable, and certifying the
                                              extent of the part rendered
                                              unusable, shall be binding and
                                              conclusive upon both Landlord and
                                              Tenant for the purposes hereof.
                                              Provided that if the partial
                                              destruction is repaired within
                                              fifteen (15) days after the date
                                              of destruction, there shall be no
                                              abatement of rent.

                                              (ii) Notwithstanding the foregoing
                                              provisions concerning total or
                                              partial destruction of the Leased
                                              Premises, in the event of total or
                                              partial destruction of the
                                              Building of which the Leased
                                              Premises form a part (and whether
                                              or not the Leased Premises are
                                              destroyed) to such a material
                                              extent or of such a nature that in
                                              the opinion of the Landlord the
                                              Building must be or should be
                                              totally or partially demolished,
                                              whether to be re-constructed in
                                              whole or in part or not, then the
                                              Landlord may, at its option (to be
                                              exercised within sixty (60) days
                                              from the date of destruction) give
                                              notice to the Tenant that this
                                              Lease is terminated with effect
                                              from the date stated in the
                                              notice. If the Tenant is able
                                              effectively to use the Leased
                                              Premises after the destruction,
                                              such date shall be not less than
                                              thirty (30) days from the date of
                                              the notice. If the Tenant is
                                              unable effectively to use the
                                              Leased Premises after the
                                              destruction, the date given in the
                                              notice shall be the date of
                                              destruction. Upon such
                                              termination, the Tenant shall
                                              immediately surrender the Leased
                                              Premises and all its interest
                                              therein to the Landlord and the
                                              rent shall abate and be
                                              apportioned to the date of


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                                      -9-

                                              termination and the Tenant shall
                                              remain liable to the landlord for
                                              all sums accrued due pursuant to
                                              the terms hereof to the date of
                                              termination. The Landlord's
                                              Architect shall determine whether
                                              the Leased Premises can or cannot
                                              be effectively used by the Tenant
                                              and his certificate thereon shall
                                              be binding and conclusive upon
                                              both Landlord and Tenant for the
                                              purposes hereof.

                                      (iii)   In none of the cases aforesaid
                                              shall the Tenant have any claim
                                              upon the Landlord for any damages
                                              sustained by it nor shall the
                                              Landlord be obligated to rebuild
                                              the Building or any part thereof
                                              in accordance with the original
                                              plans and specifications therefor.
                                              No damages, compensation or claim
                                              whatsoever shall be payable by the
                                              Landlord for inconvenience, loss
                                              of business or annoyance or other
                                              loss or damage whatsoever arising
                                              from the occurrence of any such
                                              damage or destruction of the
                                              Leased Premises or of the building
                                              and/or the repair or restoration
                                              thereof.

                                    ARTICLE 7
                            TAXES AND OPERATING COSTS

        The Landlord and Tenant further covenant and agree:

Landlord's Obligations   7.01 The Landlord covenants with the Tenant subject to
                         the Tax provisions of Sections 7.02 and 7.03 to pay promptly when due to the taxing authority or authorities having jurisdiction, all Taxes (as defined in section 16.01 hereof).

Business Taxes           7.02 The Tenant covenants with the Landlord:
and Common Costs
Escalation                    (a)     to pay when due all business taxes,
                                      business licence fees, and other taxes,
                                      rates, duties or charges levied or
                                      assessed by lawful authority in respect of the use or occupancy of the Leased
                                      Premises by the Tenant, the business or
                                      businesses carried on therein, or the
                                      equipment, machinery or fixtures brought therein by or belonging to the Tenant, or anyone occupying the Leased Premises with the Tenant's consent, and to pay to the Landlord upon demand the portion of any tax, rate, duty or charge levied or assessed upon the land and Building that is attributable to any equipment, machinery or fixtures on the Leased
                                      Premises which are not the property of the Landlord.

                              (b)     to pay to the Landlord in the manner
                                      specified in Section 7.03 as additional
                                      rent any Common Costs Escalation.

                              (c) to reimburse the Landlord throughout the Term and at the times and in the manner specified by the Landlord from time to time, the full amount of any tax, sales tax, goods and services tax, value added tax, multi-stage sales tax, business transfer tax or any other similar tax levied, rated, charged, imposed or assessed in respect of the rent, additional rent or any other amounts payable pursuant to this Lease or in respect of the space demised under this Lease.

Payment of Common        7.03 (a)     After the commencement of the Term of this
Costs Escalation                      Lease and prior to the commencement of
                                      each calendar year thereafter which
                                      commences during the Term the Landlord
                                      shall estimate the Common Costs Escalation for the ensuing calendar year or (if applicable) broken portion thereof, as the case may be, to become payable under Section 7.02, and notify the Tenant in writing of such estimate. The amount so estimated (which amount may be re-estimated from time to time during the calendar year) shall be payable in equal monthly installments in advance over the calendar year in question, each such installment being payable on each monthly rental payment date proved in Article 3 hereof.

See Section 17.08             (b)     When the Common Costs for the calendar
                                      year or broken portion of the calendar
                                      year in question become finally determined the Landlord shall recalculate the Common
                                      Costs Escalation. If the Tenant has
                                      overpaid such Common Costs Escalation, the Landlord shall refund any excess paid, but if any balance remains unpaid the Tenant shall pay such remaining balance within thirty (30) days of demand by the Landlord. If for any reason the Common
                                      Costs Escalation is not finally determined within such calendar year or broken portion thereof, the parties shall make the appropriate re-adjustment when such
                                      Common Costs Escalation becomes finally
                                      determined. The obligation of the parties to observe or perform this covenant shall survive the expiration or other termination of the Term of this Lease.
                                      Within 120 days after the end of each
                                      calendar year, the Landlord shall furnish to the Tenant a statement in writing certified by the Landlord's external auditors of the amount of Common Costs for such calendar year showing in reasonable detail the main classification of items included in Common Costs. If the amount payable by the Tenant as shown on such statement is greater or less than the portion paid by the Tenant to the landlord pursuant to Article 7.03 (a) or (b) , the proper adjustments shall be paid by the party liable for such amount within ten
                                      (10) days after delivery of the statement.

                              (c) Neither party may claim a re-adjustment in respect of the Common Costs Escalation based upon any error of estimation, determination or calculation thereof unless claimed in writing prior to the expiration of one (1) year after the end of the calendar year to which the Common Costs Escalation relates. Any report of the Landlord's accountant (who may be the Landlord's internal auditor or accountant) as to the Common Costs Escalation shall be conclusive as to the amount thereof for any period to which such report relates. THE TENANT SHALL BE ENTITLED TO REASONABLY REQUEST THE DOCUMENTATION BASED UPON WHICH THE LANDLORD HAS DETERMINED THE COMMON COSTS ESCALATION. THE COMMON COSTS ARE ESTIMATED TO BE $6.65 PER SQUARE FOOT INCLUDING ELECTRICITY FOR THE FISCAL YEAR 1996. FURTHER THE LANDLORD AGREES TO LIMIT ANNUAL INCREASES IN ADDITIONAL RENT, EXCLUDING PROPERTY TAX AND UTILITIES AND ANY OTHER LEGISLATED COSTS NOT UNDER THE LANDLORD'S CONTROL, TO ACTUAL INCREASES OF 5%, WHICHEVER IS LESS.

Postponement, etc.,      7.04 The Landlord may postpone payment of any Taxes
of Taxes                 payable by it pursuant to Section 7.01 and the Tenant
                         may postpone payment of any taxes, rates, duties, levies and assessments payable by it under Sub-section
                         7.02 (a), in each case to the extent permitted by law and if prosecuting in good faith any appeal against the imposition thereof, and provided in the case of a postponement by the Tenant that if the Building or any part thereof or the Landlord shall become liable to assessment, prosecution, fine or other liability the Tenant shall have given security in a form and of an amount satisfactory to the landlord in respect of such liability and such undertakings as the Landlord may reasonably require to ensure payment thereof.

Receipts, etc.           7.05 Whenever requested by the Landlord the Tenant will
                         deliver to it receipts for payment of all taxes, rates, duties, levies and assessments payable by the Tenant pursuant to Sub-section 7.02 (a) hereof and furnish such other information in connection therewith as the Landlord may reasonably require.


                                    ARTICLE 8
                        UTILITIES AND ADDITIONAL SERVICES

        The Landlord and Tenant further covenant and agree as follows:

Water, Telephone and     8.01 The Landlord shall furnish appropriate conduits
Electricity              for bringing building standard electrical and telephone
                         services to the Leased Premises and shall provide hot and cold or tempered water to the building standard washrooms on each floor on which the Leased Premises are situate. (SEE SECTION 16.01(o).


Utilities                8.02 The Tenant shall pay for the cost of all utilities
                         provided for its exclusive use in the Leased Premises, including without restricting the generality of the foregoing or of Section 8.03, gas, water, electricity, telephone and communication service charges and rates incurred by the Tenant and any other charges and/or rates relating to services and/or utilities provided for the exclusive use of the Tenant in respect of the Tenant's occupation of the Leased Premises and operation of its business carried on therein or therefrom, including laboratory work and any special systems servicing its own computers, or any other machinery.



Electricity              8.03 The Landlord may from time to time determine the
                         Tenant' s electrical consumption in the Leased Premises upon whatever reasonable basis may be selected by it, including without limitation, the metering of electricity either to the Leased Premises or to special equipment therein or by estimating the consumption of the Leased Premises or any special equipment therein having regard to electrical capacity and hours of use.
                         If the Landlord determines that the Tenant' s electrical consumption is disproportionate to the electrical consumption of other tenants in the Building, the Landlord may require the Tenant to install at the Tenant's expense a domestic meter for measurement or checking of the Tenant's electrical consumption or any part of such consumption or use; and in that event the Tenant shall pay directly to the supplier of the electricity as and when due from time to time any and all electrical charges for such electrical consumption which is disproportionate as aforesaid and which the Landlord has required to be metered. The Landlord's determination shall be verified by an engineer selected by the Landlord (who may be an employee of the Landlord) and being so verified shall be binding on the parties hereto. THE TENANT SHALL, WHEN REASONABLY REQUESTED BE PERMITTED TO REVIEW THE
                         RECORDS AND RECEIVE AN ACCOUNTING FROM THE LANDLORD IN
                         REGARD TO THE DETERMINATION OF THE ELECTRICAL
                         CONSUMPTION IN THE BUILDING.

Excess Use               8.04 The Tenant's use of electric power in the Leased
                         Premises shall not be for the operation of other than normal office electrical fixtures, lights, lamps, typewriters, photocopiers, bookkeeping machines, telexes, adding machines and similar small office machines for the Tenant's own use solely (the Landlord to determine what equipment is characterizable as "small office machines" and "normal office" equipment), AND SUCH OTHER ITEMS AND EQUIPMENT REASONABLY NECESSARY
                         FOR THE PERMITTED USE AS DESCRIBED IN PARAGRAPH 4.03
                         HEREOF, without the prior written consent of the Landlord and shall not at any time exceed the capacity of any of the electrical conductors and equipment in or otherwise serving the Leased Premises.

                         As a condition of granting such consent, the Landlord may require the Tenant to pay as additional rent the cost of all additional risers and other equipment required therefor as well as the increased cost to the Landlord of the electric power and the Additional Services to be furnished by the Landlord in connection therewith.

Lamps 8.05 The Tenant shall pay throughout the Term promptly to the Landlord when demanded the cost of maintaining and servicing in all respects all electric lighting fixtures in the Leased Premises including the REASONABLE cost of replacement on a group basis or otherwise of electric light bulbs, fluorescent tubes, starters and ballasts installed on commencement of the said Term. Such maintaining, servicing and replacing shall be within the exclusive right of the Landlord and shall be carried out at reasonably competitive rates.

Additional Services      8.06 The Landlord, if it shall from time to time so
                         elect, shall have the exclusive right, by way of Additional Services, to provide or have its designated agents or contractors provide any janitor or cleaning services to the Leased Premises required by the Tenant which are additional to those required to be provided by the Landlord under Section 5.06, and to supervise the moving of furniture or equipment of the Tenant and the making of repairs or alterations conducted within the Leased Premises, and to supervise or make deliveries to the Leased Premises. The cost of Additional Services provided to the Tenant shall be REASONABLY COMPETITIVE IN RELATION TO SUCH SERVICES IN
                         THE MARKET PLACE AND SHALL BE paid to the Landlord by the Tenant from time to time promptly upon receipt of invoices therefor from the Landlord. The Landlord may include as part of its costs of rendering such Additional Services the Landlord's then current administration fee. Costs of Additional Services recovered directly from the Tenant and other tenants shall not be included in computing Operating Costs.

                         8.07 NOTWITHSTANDING PARAGRAPH 8.06, IF THE ADDITIONAL COSTS ARISING FROM OR OUT OF PARAGRAPH 8.06 EXCEED $500.00, THE TENANT, IN ITS SOLE DISCRETION, MAY SEEK OTHER ARRANGEMENTS FOR THE PROVISION OF THE ADDITIONAL SERVICES DESCRIBED IN PARAGRAPH 8.06 AND SHALL ADVISE THE LANDLORD OF THE ALTERNATIVE ARRANGEMENTS MADE AND WHICH ALTERNATIVE ARRANGEMENTS SHALL IN ALL OF THE CIRCUMSTANCES, BE REASONABLE.

                         8.08 NOTWITHSTANDING THE FOREGOING PROVISIONS CONTAINED IN THIS ARTICLE 8, THE TENANT SHALL NOT BE CHARGED NOR OBLIGATED TO PAY FOR ANY UTILITIES AND/OR ADDITIONAL SERVICES REFERRED TO IN THIS ARTICLE 8, WHICH HAVE BEEN INCLUDED IN THE DETERMINATION OF THE COMMON COSTS AND/OR OPERATING COSTS AS DEFINED IN THE WITHIN LEASE.


                                    ARTICLE 9
                      LICENSES, ASSIGNMENTS AND SUBLETTINGS

Assignments and/or       9.01 (a)     The Tenant shall not assign, mortgage or
Sublettings                           charge this Lease or sublet or part with
                                      possession of the whole or any part of the Leased Premises nor shall it permit any subtenant to assign, mortgage or charge its sublease or sublet or part with possession of the whole or any part of the Leased Premises (each of the foregoing transactions being sometimes referred to herein as a "Transfer") unless it shall have first requested and obtained the consent in writing of the Landlord thereto, which consent shall not be unreasonably withheld. Any request for such consent shall be in writing and shall be accompanied by a true copy of any agreements relating to the Transfer which the Tenant may have originated or received, and the Tenant shall furnish to the Landlord all information reasonably requested by the Landlord available to the Tenant as to the business and financial responsibility and standing of the proposed assignee, subtenant, mortgagee or chargee or occupant (herein referred to as the "Transferee").

                              (b) The Landlord's consent to the Tenant's request for consent to a Transfer shall not unreasonably be withheld, provided nevertheless that the Landlord shall be entitled to withhold consent unreasonably if the Landlord exercises the right hereinafter set out in subsection 9.01(c). Provided further that the landlord's consent to any Transfer shall be conditional upon the Transferee entering into an agreement in form and content stipulated by the Landlord to perform, observe and keep each and every covenant, proviso, condition and agreement in this Lease on the part of the Tenant to be performed, observed and kept, including (except in the case of a subtenancy payment of rent and all other sums and payments agreed to be paid or payable under this Lease-on the days and at the times and in the manner herein specified. In the case of a subtenancy, the agreement shall contain an assignment to the Landlord of the rents and other amounts payable under the sublease involved and a provision whereby the subtenant agrees to pay to the landlord, unless the latter otherwise directs, all such rents and other amounts payable under the sublease. The assignment shall be given as security for payment of the rents and other amounts payable under this Lease. Without limiting the grounds for withholding consent to a Transfer, the Landlord's refusal to consent will not be considered unreasonable if a reason for withholding the consent is (i) that the Landlord has concerns, on reasonable grounds, about the business, financial background, business history or creditworthiness of the proposed Transferee or about the use to which the Leased Premises may be put or
                                      (ii) the Transferee's refusal to execute an agreement of the type referred to above.

                              (c) Upon the receipt from the Tenant of such request and such required information, the Landlord shall have the right, exercisable in writing within fourteen (14) days after such receipt, to cancel and terminate this Lease if the request relates to all the Leased Premises or to cancel this Lease only with respect to the applicable part of the Leased Premises if the request relates only to a part of the Leased Premises. In a case where the Tenant's request for consent to a Transfer relates only to a part of the Leased Premises, the phrase "cancellation of this Lease" means cancellation of this Lease only with respect to the applicable part of the Premises, and similar expressions have similar meanings. Such cancellation shall be effective as of the date set forth in the Landlord's notice of exercise of such right, which shall be neither less than sixty (60) nor more than one hundred and twenty (120) days following the service of such notice. If the lease is cancelled only with respect to a part of the Leased Premises, basic rent will abate in the proportion that the Rentable Area of the part of the Leased Premises for which this lease is cancelled bears to the Rentable Area of the Leased Premises, and this lease will be amended accordingly.

                              (d) If the landlord shall exercise such right the Tenant shall surrender possession of the Leased Premises or the cancelled portion thereof on the date set forth in such notice in accordance with the provisions of this Lease relating to surrender of the Leased Premises at the expiration of the Term.

                              (e) If the Landlord shall not exercise the right to cancel this Lease or a proportion thereof, as above provided after the receipt of the Tenant's written request, then the Landlord's consent to such request shall not be unreasonably withheld. In no event shall any Transfer to which the Landlord may have consented release or relieve the Tenant from its obligations fully to perform all the terms, covenants and conditions of this Lease on its part to be performed. No consent by the Landlord to any Transfer shall be construed to mean that the Landlord has consented or will consent to any further Transfer.

                              (f)     Documents evidencing the Landlord's
                                      consent to a Transfer, if permitted or
                                      consented to by the Landlord, will be
                                      prepared by the Landlord or its solicitors and all related legal costs will be paid by the Tenant to the Landlord or its solicitors, as Additional Rent, within fifteen (15) days after receipt of an invoice from the Landlord setting out reasonable particulars of the charges.

                              (g) If after the date of execution of this Lease shares not listed for sale on a recognized stock exchange in Canada or the United States in the capital of either the Tenant or a corporation that controls the Tenant are transferred by sale, assignment, bequest, inheritance, operation of law or other disposition, or are issued by subscription or allotment, or are cancelled or redeemed, so as to result in a change in the effective voting or other control of the Tenant, or of a corporation that controls the Tenant, by the person or persons holding control on the date of execution of this Lease, or if other steps are taken to accomplish a change of control, the Tenant promptly will notify the Landlord in writing of the change of control, which will be considered to be an assignment of this Lease to which the provision of this Article shall apply. Whether or not the Tenant notifies the Landlord, unless the Landlord previously had consented to the change of control, the landlord may, within sixty (60) days after it learns of the change in control, notify the Tenant that it elects to terminate this Lease. The Tenant will make available to the landlord or its lawful representative all PERTINENT corporate books and records of the Tenant and of any corporation that controls the Tenant for inspection at all reasonable times, to ascertain to the extent possible whether there has been a change of control. For the purposes of this section, control means the direct or indirect beneficial ownership of more than fifty percent (50%) of the voting shares in the capital of a corporation.

                              (h) If an approved Transferee has sublet or taken an assignment of all or part of the leased Premises from the Tenant and has agreed to pay the Tenant a rent or other amount in respect of the Leased Premises or any part of the Leased Premises that exceeds the rent payable by the Tenant to the Landlord (or a pro-rated portion of such rent in the case of a sublease or assignment of less than the entire Leased Premises), the Tenant will pay to the Landlord monthly, as additional rent, together with basic rent, an amount equal to the excess rent or other amount received or receivable by the Tenant from the Transferee.

                              (i)     If the Landlord sells or otherwise
                                      disposes of the Building or an interest in the Building or in this Lease to the extent that the purchaser or assignee assumes responsibility for compliance with the covenants and obligations of the Landlord under this Lease, the Landlord without further written agreement will be relieved of liability under the covenants and obligations.

                              (j) The Tenant covenants and agrees that it shall not grant to any lender or other creditor an assignment, mortgage or charge of its interest in any sublease of all or any part of the Leased Premises or of its interest in any of the rents payable under any such sublease. The Tenant hereby agrees that upon the request of the Landlord from time to time, it shall assign unto the Landlord, as security for the payment of the rent under this Lease, all of its right, title and interest in the rents payable under any and all such sublease. Such assignment shall be acceptable to the Landlord as to form and content and it is agreed that the Landlord may withhold its consent to a proposed sublease if the Tenant fails to execute the assignment.

                                   ARTICLE 10
                            FIXTURES AND IMPROVEMENTS

        The Landlord and Tenant further covenant and agree as follows:

Installation Fixtures    10.01(a)     AFTER FEBRUARY 1, 1997 the Tenant will not
and Improvements                      make, erect, install or alter any of
                                      Improvements or trade fixtures in the
                                      Leased Premises without having requested and obtained the Landlord's prior written approval, which the Landlord shall not unreasonably withhold.

                              (b)     AFTER FEBRUARY 1, 1997 in making,
                                      erecting, installing or altering any
                                      Leasehold Improvements or trade fixtures the Tenant will not alter or interfere with any installations which have been made by the Landlord without the prior written approval of the Landlord, and in no event shall alter or interfere with or affect the structural elements or the strength or outside appearance of the Building, or the mechanical, electrical, plumbing and climate control systems thereof or the window coverings installed by the Landlord on exterior windows.

                              (c) The Tenant's request for any approval hereunder shall be in writing and accompanied by an adequate description of the contemplated work and where appropriate, working drawings and specifications therefor. Any out-of-pocket expenses incurred by the Landlord in connection with any such request for approval shall be deemed incurred by way of an Additional Service. All work to be performed by competent contractors and subcontractors of whom the Landlord shall have approved (such approval not to be unreasonably withheld, but provided that the Landlord may require that the Landlord's contractors and subcontractors be engaged for any mechanical or electrical work) and by workmen whose labour affiliations are compatible with those of workmen employed by the Landlord and its contractors and subcontractors. At the option of the Landlord, all such work shall be subject to inspection by and the reasonable supervision of the Landlord, as an Additional Service, and shall be performed in accordance with any reasonable conditions or regulations imposed by the Landlord (including without limitation the examination by the Landlord's Architect or other experts of the detailed drawings and specifications as an Additional Service and contractor's liability insurance in reasonable amounts) and completed in a good and workmanlike manner in accordance with the description of the work approved by the Landlord.

Liens and                10.02 In connection with the making, erection,
Encumbrances on          installation or alteration of Leasehold Improvements
Fixtures and             and on trade fixtures and all other work or
Improvements             installations made by or for the Tenant in the Leased
                         Premises the Tenant shall comply with all the provisions of the applicable provincial legislation in respect of mechanics' (builders') liens and workmen's
                         (workers') compensation and other statutes from time to time applicable thereto

                         (including any provision requiring or enabling the retention of portions of any sums payable by way of holdbacks) and except as to any such holdback shall promptly pay all accounts relating thereto. The Tenant will not create or cause to be created any mortgage, conditional sale agreement or other encumbrance in respect of the Leasehold Improvements or permit any such mortgage, conditional sale agreement or other encumbrance to attach to the Leased Premises or the Building or any part thereof. If and whenever any mechanics' (builders') or other lien for work, labour, services or materials supplied to or for the Tenant or for the cost of which the Tenant may be in any way liable or claims therefor shall arise or be filed or any such mortgage, conditional sale agreement or other encumbrance shall attach, the Tenant shall within twenty (20) days after receipt of notice thereof procure the discharge thereof, including any certificate of action registered in respect of any lien, by payment or giving security or in such other manner as may be required or permitted by law, and failing which the Landlord may in addition to all other remedies hereunder avail itself of its remedy under
                         Section 13.01 and may make any payments required to procure the discharge of any such liens or encumbrances, shall be reimbursed by the Tenant as provided in Section 13.01, and its right to reimbursement shall not be affected or impaired if the Tenant shall then or subsequently establish or claim that any lien or encumbrance so discharged was without merit or excessive or subject to any abatement, set-off or defence.

Tenant's Goods           10.03 The Tenant covenants that it will not sell,
                         dispose of or remove any of the trade fixtures, goods or chattels of the Tenant from or out of the Leased
                         Premises, during the Term without the consent of the Landlord, unless the Tenant is substituting new trade fixtures, goods or chattels of equal value or is bona fide disposing of individual items in the normal course of its business. The Tenant further covenants that OTHER THAN GOODS AND CHATTELS WHICH ARE LEASED BY THE
                         TENANT it will at all times have and retain full legal and beneficial ownership of its trade fixtures, goods and chattels and will not permit them to be or become subject to any lien, mortgage, charge, encumbrance or title retention agreement except such as are bona fide incurred for the purpose of financing the purchase of such trade fixtures, good or chattels.

Removal of Fixtures      10.04 All Leasehold Improvements in or upon the Leased
and Improvements         Premises installed by the Tenant shall immediately upon
                         termination of this Lease be and become the Landlord's property without compensation therefor to the Tenant.
                         Except to the extent herein or otherwise expressly agreed by the Landlord in writing, no Leasehold
                         Improvements, trade fixtures, furniture or equipment shall be removed by the Tenant from the Leased Premises either during or at the expiration or sooner termination of the Term, except that (1) the Tenant, if not in default hereunder, may at the end of the Term remove its trade fixtures; (2) the Tenant, if not in default hereunder, may remove its furniture and equipment at the end of the Term; and (3) the Tenant shall at the end of the Term remove such of the Leasehold Improvements installed by it, and such of its trade fixtures, furniture and equipment as the Landlord shall require to be removed. The Tenant shall, in the case of every removal either during or at the end of the Term, make good any damage caused to the Leased
                         Premises and/or the Building by the installation and removal.
                                   ARTICLE 11
                             INSURANCE AND LIABILITY

        The Landlord and Tenant further covenant and agree as follows:

Tenant's Insurance       11.01 The Tenant shall take out and keep in force
                         during the Term:

                              (a) comprehensive general public liability insurance (covering bodily injury, death and property damage) on an occurrence basis with respect to all construction, installation and alteration done in the Leased

                                      Premises by the Tenant, the business
                                      carried on, in or from the Leased Premises and the Tenant's use and occupancy thereof, of not less than $1,000,000.00;

                              (b)     insurance in such amounts as may be
                                      reasonably required by the Landlord in
                                      respect of fire and such other perils as are from time to time defined in the usual extended coverage endorsement covering the Tenant's trade fixtures and the furniture and equipment of the Tenant and all Leasehold Improvements of the Tenant, and which insurance shall include the Landlord as a named insured as the Landlord's interest may appear with respect to insured Leasehold Improvements and provide that any proceeds recoverable in the event of loss to Leasehold Improvements shall be payable to the Landlord but the Landlord agrees to make available such proceeds toward the repair or replacement of the insured property if this Lease is not terminated pursuant to any provision hereof, and if this Lease is terminated for reasons other than the default of the Tenant hereunder, the Landlord and Tenant agree that the proceeds shall be divided between the Landlord and the Tenant as their respective interest in the Leasehold Improvements may appear, (as determined by agreement or failing agreement by arbitration pursuant to Section 15.10 hereof); and

                              (c) plate glass insurance (if there shall be plate glass in the Lease Premises) in amount and on terms satisfactory to the Landlord.

                         All insurance required to be maintained by the Tenant hereunder shall be in amounts and on terms REASONABLY satisfactory to the Landlord. Such insurance shall be by policies in form satisfactory from time to time to the Landlord and with insurers acceptable to the Landlord, ACTING REASONABLY, and shall provide that such insurers shall provide to the Landlord thirty (30) days prior written notice of cancellation or material alteration of such policies. Each policy shall name the Landlord as an additional insured except for coverage for the Tenant's trade fixtures and furnishings and equipment but including coverage for Leasehold Improvements in respect contain a waiver of cross-claim and subrogation against the Landlord and shall protect and indemnify both the Landlord and the Tenant. The Tenant shall furnish to the Landlord certificates, or, if required by the Landlord, certified copies of the policies (signed by the insurers) of the insurance from time to time required to be effected by the Tenant and evidence acceptable to the Landlord of their continuation in force. If the Tenant shall fail to take out, renew and keep in force such insurance the Landlord may do so as the agent of the Tenant and the Tenant shall repay to the Landlord any amounts paid by the Landlord as premiums forthwith upon demand.

                         11.02 The Tenant covenants and agrees that:

                              (a) the Landlord shall not be liable for any bodily injury to or the death of, or loss or damage to any property belonging to, the Tenant or its employees, invitees, or licensees or any other person (on Land for the purpose of attending at the Leased Premises), on or about the Land, unless resulting from the actual fault or negligence of the Landlord. Provided that, THE LANDLORD IS NOT DEEMED RESPONSIBLE, in no event shall the Landlord be liable for any consequential injury, loss or damage, or:

                                      (i)     for any injury or damage of any
                                              nature whatsoever to any persons
                                              or property caused by the failure
                                              by reason of a breakdown or other
                                              cause, to supply adequate
                                              drainage, snow or ice removal, or
                                              by reason of the interruption of
                                              any public
                                              utility or other service, or in
                                              the event of gas, steam, water,
                                              rain, snow, ice, or other
                                              substances leaking, issuing or
                                              flowing from the water, steam,
                                              sprinkler or drainage pipes or
                                              plumbing of the Building or from
                                              any other place or quarter, into
                                              any part of the Leased Premises or
                                              for any loss or damage caused by
                                              or attributable to the condition
                                              or arrangement of any electric or
                                              other wiring or for any damage
                                              caused by anything done or omitted
                                              to be done by any other tenant of
                                              the Building;

                                      (ii)    for any act or omission (including
                                              theft, malfeasance or negligence)
                                              on the part of any agent,
                                              contractor or person from time to
                                              time employed by it to perform
                                              janitor services, security
                                              services, maintenance, supervision
                                              or Additional Services or any
                                              other work in or about the Leased
                                              Premises or the Building. THE
                                              LANDLORD, ACTING REASONABLY, SHALL
                                              ENSURE THAT SUCH SERVICES SHALL
                                              CARRY SUFFICIENT AND APPROPRIATE
                                              INSURANCE AND/OR ARE BONDED;

                                      (iii)   for loss or damage, however
                                              caused, to money, securities,
                                              negotiable instruments, papers or
                                              other valuables of the Tenant,
                                              including any consequential loss
                                              or damage resulting therefrom; or

                                      (iv)    for loss or damage to any
                                              automobiles or their contents for
                                              the unauthorized use by other
                                              tenants or strangers of parking
                                              space allotted to the Tenant, but
                                              the covenants to indemnify the
                                              Landlord against and from all
                                              loss, costs, claims and demands in
                                              respect of any such injury or loss
                                              to it or its employees, invitees
                                              or licensees or any other person
                                              on the Land for the purpose of
                                              attending at the Leased Premises
                                              or in respect of any such damage
                                              to property belonging to or
                                              entrusted to the care of any of
                                              the aforementioned;

                              (b) the Landlord shall have no responsibility or liability for the failure to supply interior climate control or elevator service when prevented from doing so by strikes, the necessity of repairs, any order or regulation of any body having jurisdiction, the failure of the supply of any utility required for the operation thereof or any other cause beyond the Landlord's reasonable control, and shall not be held responsible for indirect or consequential damages or other damages for personal discomfort or illness or injury resulting therefrom or for any bodily injury, death or damage to property arising from the use of, or any happening in or about, any elevator;

                              (c) the Landlord may require one (1) year after the Tenant has fully occupied the Leased Premises in order to adjust and balance the climate control system and the Landlord shall not be responsible for any inconvenience, discomfort, damages, loss or claims whatsoever arising out of the process of such adjustment or balancing;

                              (d) the Landlord shall be under no obligation to repair or maintain or insure the Tenant' s Leasehold Improvements, furniture, equipment or other property;

                              (e) the Landlord shall be under no obligation to remedy any default of the Tenant, and shall not incur any liability to the Tenant for any act or omission in the course of its curing or attempting to cure any such default or in the event of its entering upon the Leased Premises to undertake any examination thereof or any work therein or in the case of any emergency.

                         11.03 The Tenant agrees to defend, indemnify and save harmless the Landlord in respect of all claims for bodily injury or death, property damage or other loss or damage arising howsoever out of the use or occupation of the Leased Premises or from the conduct of any work by or any act or omission of the Tenant or any assignee, subtenant, agent, employee, contractor, invitee or licensee of the Tenant, and in respect of all costs, expenses and liabilities incurred by the Landlord in connection with or arising out of all such claims, including the expenses of any action or proceeding pertaining thereto, and in respect of any loss, cost, expense or damage suffered or incurred by the Landlord arising from any breach or non-performance by the Tenant of any of its covenants or obligations under this Lease. The Tenant's obligation to observe or perform this covenant shall survive the expiration or other termination of the Term of this Lease.

                                   ARTICLE 12
                     SUBORDINATION, ATTORNMENT, REGISTRATION
                                AND CERTIFICATES

        The Tenant agrees with the Landlord that:

Subordinations and       12.01 This Lease and all rights of the Tenant are
Attornment               subject and subordinate to all mortgages, trust deeds
                         or trust indentures (and all instruments supplemental thereto) or other forms of loan security now or hereafter existing which may now or hereafter affect the Land or Building and to all renewals, modifications, consolidations, replacements and extensions thereof; provided that the Tenant whenever requested by any mortgagee (including any trustee under a trust deed or trust indenture) shall attorn to such mortgagee as the tenant upon all terms of this Lease.
                         The Tenant agrees to execute promptly whenever requested by the Landlord or by such mortgagee an instrument or subordination and/or attornment, as may be required of it.


Registration             12.02 The Tenant will not register this Lease in this
                         form in the Registry Office or the Land Titles Office and will not request or apply for issue for a leasehold title for this Lease. If the Tenant desires to make a registration in respect of this Lease, the Tenant shall effect registration by caveat or by a short form of lease, provided that such caveat or short form of lease shall not disclose the rental rate or rates payable under this Lease.

Certificates             12.03 The Tenant shall promptly whenever requested by
                         the Landlord from time to time execute and deliver to the Landlord (and if required by the Landlord, to any mortgagee (including any trustee under a trust deed or trust indenture) designated by the Landlord a certificate in writing as to the status of this Lease, including as to whether it is in full force and effect, is modified or unmodified, confirming the rental payable hereunder and the state of the accounts between the Landlord and Tenant, the existence or non-existence of defaults, and any other matter pertaining to this Lease as to which the Landlord shall request a certificate.

                                   ARTICLE 13
                   REMEDIES OF LANDLORD AND TENANT'S DEFAULT

        The Landlord and Tenant further covenant and agree as follows:

Remedying by Landlord    13.01 In addition to all rights and remedies of the
Non-Payment and          Landlord available to it in the event of any default
Interest                 hereunder by the Tenant either by any other provisions
                         of this Lease or by statute or the general law, the
                         Landlord:

                              (a) shall have the right (but shall not be obligated to) at all times to remedy or attempt to remedy any default of the Tenant, and in so doing may make any payments due or alleged to be due by the Tenant to third parties and may enter upon the Leased Premises to do any work or other things therein, and in such event all expenses of the Landlord in remedying or attempting to remedy such default shall be payable by the Tenant to the Landlord forthwith upon demand, together with a fee for supervision for carrying out the Tenant's obligations in an amount equal to the product of the Prime Rate plus two percent (2%) multiplied by the cost of repairs or other work carried out by or under the supervision of the Landlord which amount shall be in addition to the incurred costs of such work;

                              (b) may recover as additional rent all sums paid or expenses incurred hereunder by the Landlord, which ought to have been paid or incurred by the Tenant, or for which the Landlord hereunder is entitled to reimbursement from the Tenant, and any interest owing to the Landlord hereunder, by any and all remedies available to it for the recovery of rent in arrears;

                              (c) if the Tenant shall fail to pay any rent or other amount from time to time, payable by it to the Landlord hereunder promptly when due, shall be entitled to interest thereon at the Prime Rate plus two percent (2%) per annum from the date upon which the same was due until actual payment thereof.

Remedies Cumulative      13.02 The Landlord may from time to time resort to any
                         or all of the rights and remedies available to it in the event of any default hereunder by the Tenant, either by any provision of this Lease or by statute or the general law, all of which rights and remedies are intended to be cumulative and not alternative, and the express provision hereunder as to certain rights and remedies are not to be interpreted as excluding any other or additional rights and remedies available to the Landlord by statute or the general law.

Right of Re-entry on     13.03 If this Lease shall have become terminated
Termination              pursuant to any provision hereof, or if the Landlord
                         shall have become entitled to terminate this Lease and shall have given notice terminating it pursuant to any provisions hereof, then and in every such case it shall be lawful for the Landlord thereafter to enter into and upon the Leased Premises or any part thereof in the name of the whole and the same to have again, repossess and enjoy as of its former estate.

Re-entry and             13.04 If and whenever the Landlord becomes entitled to
Termination              or does re-enter the Leased Premises under any
                         provision of this Lease, the Landlord, in addition to all other rights and remedies, shall have the right to terminate this Lease forthwith by leaving upon the Leased Premises notice in writing of such termination, and in such event the Tenant shall forthwith vacate and surrender the Leased Premises.

Rights on Re-entry       13.05 Whenever the Landlord becomes entitled to
                         re-enter upon the Leased Premises under any provision of this Lease, the Landlord in addition to all other rights it may have shall have the right to enter the Leased Premises as agent of the Tenant, either by force or otherwise without being liable for any loss or damage occasioned thereby and to re-let them and to receive the rent therefor and as the agent of the Tenant to take possession of any furniture or other property thereon and to sell the same at public or private sale without notice and to apply the proceeds thereof and any rent derived from re-letting the

                         Leased Premises, after deducting its costs of conducting such sale and its costs of re-letting, upon account of the rent due and to become due under this Lease and the Tenant shall be liable to the Landlord for the deficiency, if any.

Payment of Rent, etc.    13.06 If the Landlord shall re-enter and this Lease
on Termination           shall be terminated as provided for herein, then the
                         Tenant shall pay to the Landlord on demand:

                              (a)     rent up to the time of re-entry or
                                      termination whichever shall be the later plus accelerated rent as herein provided;

                              (b) all other amounts payable hereunder until such time;

                              (c) such expenses as the Landlord may incur or have incurred in connection with re-entering or terminating and re-letting, or collecting sums due or payable by the Tenant or realizing upon assets seized including brokerage, legal fees and disbursements, (on a solicitor-client basis) and the expenses of keeping the Leased Premises in good order, repairing the same and preparing them for re-letting them; and

                              (d) as liquidated damages for the loss of rent and other income of the Landlord expected to be derived from the Lease during the period which would have constituted the unexpired portion of the Term had it not been terminated, the amount, if any, by which the rental value of the Leased Premises for such period established by reference to the terms and provisions of this Lease exceeds the rental value of the Leased Premises for such period established by reference to the terms, and provisions upon which the Landlord re-lets them, if such re-letting is accomplished within a reasonable time after termination of this Lease, and otherwise with reference to all market and other relevant circumstances. Rental value is to be computed in each case by reducing to present worth at an interest rate equal to the then current Prime Rate all rent and other amounts to become payable for such period and where the ascertainment of amounts to become payable requires it, the Landlord may make estimates and assumptions of fact which shall govern unless shown to be unreasonable or erroneous.

                                   ARTICLE 14
                            EVENTS TERMINATING LEASE

        The Landlord and Tenant further covenant and agree as follows:

Cancellation of          14.01 If any policy of insurance upon the Building from
Insurance                time to time effected by the Landlord shall be
                         cancelled or be about to be cancelled by the insurer or an insurer shall refuse or decline to place or renew insurance EACH AS A reason of the use or occupation of the Leased Premises by the Tenant, OTHER THAN A USE OR
                         OCCUPATION PERMITTED PURSUANT TO PARAGRAPH 4.03 HEREOF, or any assignee, subtenant or licensee of the Tenant or anyone permitted by the Tenant to be upon the Leased
                         Premises and the Tenant after receipt of notice in writing from the Landlord shall have failed to take such immediate steps in respect of such use or occupation as shall enable the Landlord to reinstate, renew, replace or avoid cancellation of (as the case may be), such policy or insurance,, the Landlord may at its option, at anytime and without notice:

                              (a) enter upon the Leased Premises and remove said use or condition, or

                              (b) re-enter upon and take possession of the Leased Premises and/or terminate this Lease by leaving upon the Leased Premises notice in writing of such termination.

Default                  14.02 If and whenever:

                              (a) the rent, additional rent, or other moneys payable by the Tenant or any part thereof shall not be paid on the day appointed for payment thereof, whether lawfully demanded or not, and the Tenant shall have failed to pay such rent or other moneys within five (5) BUSINESS days after the Landlord shall have given to the Tenant notice of default in such payment;

                              (b) The Tenant shall breach or fail to observe or perform any of the covenants, agreements, provisos, conditions, Rules and Regulations or other obligations on the part of the Tenant to be kept, observed, or performed hereunder and shall persist in such failure after fifteen (15) days notice by the Landlord requiring that the Tenant remedy, correct, desist or comply (or in the case of any such breach which reasonably would require more than fifteen (15) days to rectify unless the Tenant shall commence rectifications within the fifteen ( 15 ) day period and thereafter promptly and diligently and continuously proceed with the rectification of the breach);

                              (c)     without the written consent of the
                                      Landlord, the Leased Premises shall be
                                      used by any persons other than the Tenant or its permitted assigns or subtenants or for any purpose other than that for which they were leased, or occupied by any persons whose occupancy is prohibited by this Lease;

                              (d) the Leased Premises shall be vacated or abandoned, or remain unoccupied for fifteen (15) BUSINESS days or more while capable of being occupied;

                              (e) the Term or any of the goods and chattels of the Tenant shall at any time be taken or be exigible in execution or in attachment or if a writ of execution shall BE ENFORCED, the Tenant shall attempt or threaten to move its goods, chattels or equipment out of the Leased Premises (other than in the ordinary course of its business or as permitted hereunder) or shall cease to conduct business from the Leased Premises;

                              (f) the Tenant shall make a general assignment for the benefit of creditors or a bulk sale of its goods or if a receiver shall be appointed for the business, property, affairs or revenues of the Tenant; or

                              (g)     the Tenant shall become insolvent or
                                      commit an act of bankruptcy or become
                                      bankrupt or take the benefit of any
                                      statute now or hereafter in force for
                                      bankrupt or insolvent debtors or ( if a
                                      corporation) shall take any steps or
                                      suffer any order to be made for its
                                      winding-up or other termination of its
                                      corporate existence;

                         then and in any of such cases, at the option of the Landlord, the full amount of the current month's and the next three (3) months' monthly rent shall immediately become due and payable and the Landlord may immediately distrain for the same, together with any arrears then unpaid; and the Landlord may without notice or any form of legal process forthwith re-enter and take possession of the Leased Premises or any part thereof in the name of the whole and remove and sell the Tenant's goods, chattels and equipment therefrom, any rule of law or equity to the contrary notwithstanding; and the Landlord may seize and sell such goods, chattels and equipment of the Tenant as are in the Leased Premises or at any place to which the Tenant or any other person may have removed them in the same manner as if they had remained and been distrained upon the Leased Premises; and such sale may be effected in the discretion of the Landlord either by public auction or by private treaty; and either in bulk or by individual item, or partly by one means and partly by another, all as the Landlord in its entire discretion may decide.

                                   ARTICLE 15
                                  MISCELLANEOUS

        The Landlord and Tenant further covenant and agree as follows:

Notices 15.01 All notices, demands, requests, consents, approvals and other instruments required or permitted to be given pursuant to the terms of this Lease shall be given in writing and shall be deemed to have been properly given if personally served, sent by registered mail or certified mail (postage prepaid with return receipt requested) or sent by telegram or by confirmed receipt of facsimile with report of delivery to:

                         The Landlord at: Sun Life Assurance Company of Canada
                                          #210, 140 - 4 Avenue S.W.
                                          Calgary, Alberta
                                          T2P 3N3

                        The Tenant at:    200, 6715 8th St. N.E.
                                          Calgary, AB
                                          T2E 7H7

                         Provided, however, that such addresses may be changed upon five (5) business days written notice or confirmed receipt of facsimile thereof, similarly given to the other party.

                         The date of receipt of any such notice, demand, request, consent, approval or other instrument shall be deemed to be as follows:

                              (a) in the case of personal service, the date of service;

                              (b)     in the case of registered mail or
                                      certified mail, the fifth (5th) business day following the date of delivery to the Post Office, provided, however, that in the event of an interruption of normal mail service, service shall be effected by personal delivery;

                              (c) in the case of telegram, the business day next following the day of sending.

Entire Agreement         15.02 The Parties acknowledge that there are no
                         covenants, representations, warranties, agreements or conditions expressed or implied relating to this Lease or the Leased Premises save as expressly set out in this Lease. This Lease may not be modified except by an agreement in writing executed by the Landlord and the Parties.

Area Determination       15.03 In the event that any calculation or
                         determination by the Landlord of the Rentable Area or Gross Area of any premises (including the Leased
                         Premises) of the Building is disputed or called into question, it shall be calculated or determined by the Landlord's Architect, USING BOMA STANDARDS, whose certification shall be conclusive.

Successors and Assigns,  15.04 This Lease and everything herein contained shall
Interpretation           enure to the benefit of and be binding upon the
                         successors and assigns of the Landlord and theirs, executors, administrators, successors and permitted assigns of the Tenant. References to the Tenant shall be read with such changes in gender as may be appropriate, depending on whether the Tenant is a male or female person or a firm or corporation, and if the Tenant is more than one person or entity, the covenants of the Tenant shall be deemed joint and several.

Force Majeure            15.05 Save and except for the obligations of the Tenant
                         as set forth in this Lease to pay rent, additional rent, increased rent and other moneys to the Landlord, if either party shall fail to meet its obligations hereunder within the time prescribed, and such failure shall be caused or materially contributed to by force majeure (and for the purpose of this Lease, force majeure shall mean any acts of God, strikes, lockouts, or other industrial disturbance, acts of the Queen's enemies, sabotage, war, blockades, insurrections, riots, epidemics, lightning, earthquakes, storms, fires, washouts, nuclear and radiation activity or fallout, arrests, and restraints of rulers and people, civil disturbances, explosions, breakage of or accident to machinery, inability to obtain materials or equipment, any legislative, administrative or judicial action which has been resisted in good faith by all reasonable legal means, any act, omission or event whether of the kind enumerated or otherwise not within the control of such part, and which by the exercise of due diligence such party could not have prevented (but lack of funds on the part of such party shall be deemed not to be a force majeure), such failure shall be deemed not to be a breach of the obligations of such party hereunder but such party shall use reasonable diligence to put itself in a position to carry out its obligations hereunder.

Waiver 15.06 Failure of the Landlord to insist upon strict performance of any of the covenants or conditions of this Lease or to exercise any right or option herein contained shall not be construed as a waiver or relinquishment of any such covenant, condition, right or option, but the same shall remain in full force and effect. The Tenant undertakes and agrees, for itself and for any person claiming to be a subtenant or assignee, that the acceptance by the Landlord of any rent from any person other than the Tenant shall not be construed as a recognition of any rights not herein expressly granted, or as a waiver of any of the Landlord's rights, or as an admission that such person is, or as a consent that such person shall be deemed to be, a subtenant or assignee of this Lease, irrespective of whether the Landlord or said person claims that such person is a subtenant or assignee of this Lease. The Landlord may accept rent from any person occupying the Leased Premises at any time without in any way waiving any right under this Lease.

Governing Law,           15.07 This Lease shall be governed by and construed in
Covenants, Severability  accordance with the laws of the province in which the
                         Building is situate. The Landlord and the Tenant agree that all of the provisions of this Lease are to be construed as covenants and agreements as though the words importing such covenants and agreements were used in each separate section hereof. Should any provision or provisions of this Lease be illegal or not enforceable, it or they shall be considered separate and severable from the Lease and its remaining provisions shall remain in force and be binding upon the parties hereto as though the said provision or provisions had never been included.

Headings, Captions       15.08 The heading and captions appearing in this Lease
                         have been inserted for convenience of reference only and in no way define, limit or enlarge the scope or meaning of this Lease or of any provision hereof.

Expropriation            15.09 If at any time during the Term of this Lease
                         title is taken by the right or exercise of condemnation or expropriation to the whole or a portion of the Building (whether or not including the Leased Premises) the Landlord may, at its option, give notice to the Tenant terminating this Lease on the date stated in the said notice. Upon such termination, the Tenant shall immediately surrender the Leased Premises and all its interest therein to the Landlord, and the rent shall abate and be apportioned to the date of termination and the Tenant shall forthwith pay to the Landlord the apportioned rent and all other amounts which may be due to the Landlord up to the date of termination. The Tenant shall have no claim upon the Landlord for the value of the unexpired
                         Term of this Lease, but the parties shall each be entitled to separately advance their claims for compensation for the loss of their respective interests in the Leased Premises and the parties shall be entitled to receive and retain such compensation as may be awarded to each respectively.

Arbitration              15.10 That in the case of any dispute between the
                         Landlord and the Tenant during the Term hereof as to any matter which by the provisions hereof is required to be determined by arbitration in accordance with the provisions of this Section, the matter in dispute shall be referred to a single arbitrator appointed by the parties for determination. If the parties cannot agree on a single arbitrator, then upon the application of either party a Justice of the Superior Court of the province in which the Building is situate shall appoint an arbitrator whose sole determination shall be final.
                         The arbitrator shall be a disinterested party of recognized competence in the real estate business in the city in which the Building is situate. The expense of such arbitration shall be conducted in accordance with the provisions of the Arbitration Act of the province in which the Building is situate and any amendments thereto or successors to such statute which provisions shall apply mutatis mutandis.

                                   ARTICLE 16
                                   DEFINITIONS

Definitions              The Landlord and Tenant further covenant and agree as
                         follows:

                              (a)     "Landlord's Architect" means the
                                      independent architect, or engineer or
                                      quantity surveyor selected by the Landlord from time to time for the purpose of making determinations hereunder.

                              (b) The terms "Land" and "building" have the meanings set out on page one hereof.

                              (c) "Leased Premises" means that portion of the Building shown outlined in red on the Plan attached as Schedule "B" hereto and described on page 1 hereof. The exterior face of the Building and any space in the Leased Premises used for stairways or passageways to other premises, stacks, shafts, pipes, conduits, ducts or other building facilities, the heating, electrical, plumbing, air conditioning and other systems in the Building and the use thereof, as well as access thereto through the Leased Premises for the purpose of use, operation, maintenance, replacement and repair, are expressly excluded from the Leased Premises and reserved to the Landlord.

                              (d)     "Leasehold Improvements" means all
                                      fixtures, improvements, installations,
                                      alterations and additions from time to
                                      time made, erected or installed by or on behalf of the Tenant with the exception of trade fixtures and furniture and equipment not of the nature of fixtures, and includes all wall-to-wall carpeting (whether or not supplied by the Landlord), and drapes supplied by the Landlord.

                              (e) "Term" means the term of this Lease set forth in Section 2.01 and any extension thereof and any period of permitted overholding.

                              (f) "Normal Business Hours" means the hours from 7:30 a.m. to 6:00 p.m., Monday to Friday, inclusive, of each week, and the hours from 7:30 a.m. to 1:00 p.m., Saturdays, statutory holidays excepted.

                              (g) "Rentable Area" in the case of a whole floor shall mean the area within the outside walls and shall be computed by measuring to the glass line (that is, the inside surface of the windows) on the outer Building walls without deduction for columns and projections necessary to the Building, but shall not include stairs and elevator shafts (supplied by the Landlord for use in common with other tenants), flues, stacks, pipes, shafts or vertical ducts with their enclosing walls.

                              (h) "Rentable Area" in the case of part of a floor shall mean all the area occupied and shall be computed by measuring from the glass line (that is, the inside surface of the windows) on the outer Building walls to the office side of corridors or other permanent partitions which separate the area occupied from adjoining Rentable Areas without deduction for columns and projections necessary to the Building but shall not include stairs and elevator shafts (supplied by the Landlord for use in common With other tenants) flues, stacks, pipe shafts or vertical ducts with their enclosing walls within the area occupied or janitorial or electrical or telephone closets not for the exclusive use of the Tenant.

                              (i) "Service Areas" shall mean the area of corridors, fire protection cross-over corridors, elevator lobbies, washrooms, air-conditioning rooms, fan rooms, janitor's closets, telephone and electrical closets and other closets serving the Lease Premises in common with other premises.

                              (j)     "Gross Area" of any Leased Premises means:

                                      (i)     in the case of Leased Premises
                                              consisting of a whole floor or
                                              whole floors the Rentable Area
                                              thereof; and

                                      (ii)    in the case of Leased Premises
                                              consisting of or including only
                                              part of a floor of the Building,
                                              the Rentable Area thereof plus an
                                              amount equal to the product of (a)
                                              the fraction having as its
                                              numerator the Rentable Area
                                              contained in the Leased Premises
                                              on such floor and as its
                                              denominator the sum of the
                                              Rentable Areas of such floor,
                                              multiplied by (b) the total area
                                              in square feet of Service Areas,
                                              if any, on such floor.

                              (k) "Total Rentable Area" shall mean the total Rentable Area of the Building whether rented or not, calculated as if the Building were entirely occupied by tenants renting whole floors. The lobby and entrances on the ground floor and subsurface floors used in common by tenants, mechanical equipment areas and areas rented or to be rented for automobile parking or for storage, shall be excluded from the foregoing calculations. The calculation of the Total Rentable Area, whether rented or not, shall be determined by the Landlord's Architect upon completion of the Building and shall be adjusted from time to time to give effect to any structural or fractional change affecting the same.

                              (l) "Additional Services" means the services and supervision supplied by the Landlord and referenced in Section 8.06 or in any other provision hereof as Additional Services, and any other services which from time to time the Landlord supplies to the Tenant and which are additional to the janitor and cleaning and other services which the Landlord has agreed to supply pursuant to the provisions of this Lease and to like provisions of other leases of the Building or may elect to supply to be included within the standard level of services available to tenants generally and includes janitor and cleaning services, in addition to those normally supplied, the provision of labour and supervision in connection with deliveries, supervision in connection with the moving of any furniture or equipment of any tenant and the making of any repairs or alterations by the tenant and maintenance or other services not normally furnished to tenants generally.

                              (m) "Cost of Additional Services" shall mean in the case of Additional Services provided by the Landlord a reasonable charge made therefor by the Landlord which shall not exceed the cost of obtaining such services from independent contractors and in the case of Additional Services provided by independent labour (including salaries, wages and fringe benefits) and materials and other direct expenses incurred, the cost of supervision and other indirect expenses capable of being allocated thereto (such allocation to be made upon a reasonable basis) and all other out-of-pocket expenses made in connection therewith including amounts paid to independent contractors, plus the Landlord's then current administration fee. A report of the Landlord's accountant (who may be the Landlord's internal auditor or accountant) as to the amount of any Cost of Additional Services shall be conclusive.

                              (n) "Taxes" means all taxes, rates, duties, levies and assessments whatsoever, whether municipal, provincial, federal or otherwise, levied, imposed or assessed against the Building, the Land and any Leasehold Improvements or any of them or upon the Landlord in respect thereof or from time to time levied, imposed or assessed in lieu thereof, including those levied, imposed or assessed for education, schools and local improvements, and including all costs and expenses (including legal and other professional fees and interest and penalties on deferred payments) incurred by the Landlord in good faith in contesting, resisting or appealing any taxes, rates, duties, levies or assessments but excluding taxes and license fees in respect of any business carried on by tenants and occupants of the Building (including the Landlord) and income or profits taxes upon the income of the Landlord to the extent such taxes are not levied in lieu of taxes, rates, duties, levies and assessments against the Building, the Land or Leasehold Improvements or upon the Landlord in respect thereof and shall also include any and all taxes which may in the future by levied in lieu of Taxes as hereinbefore defined.

                              (o) "Operating Costs" means the total of all expenses, costs and outlays of every nature incurred in the complete maintenance, repair, operation and management of the Building and the Land and a reasonable proportion as determined by the Landlord from time to time of all expenses incurred by or on behalf of tenants in the Building with whom the Landlord may from time to time have agreements whereby in respect of their premises such tenants perform any cleaning, maintenance or other work or services usually performed by the Landlord, and which expenses if directly incurred by the Landlord would have been included in Operating Costs. Without limiting the generality of the foregoing, Operating Costs shall include (but subject to certain deductions as hereinafter provided):

                                      (i)     the cost of providing complete
                                              cleaning, janitor, supervisory and
                                              maintenance services;

                                      (ii)    the cost of operating elevators;

                                      (iii)   the cost of heating, cooling and
                                              ventilating all space including
                                              both rentable and non-rentable
                                              areas;

                                      (iv)    the cost of providing hot and cold
                                              water, electric light and power,
                                              telephone, sewer, gas and other
                                              utilities and services to both
                                              rentable and non-rentable areas;

                                      (v)     the cost of all repairs including
                                              repairs to the Building,
                                              equipment, or services (including
                                              elevators);

                                      (vi)    the cost of window cleaning;

                                      (vii)   the cost of providing security and
                                              supervision;

                                      (viii)  the costs of all insurance for or
                                              against liability, fire, extended
                                              perils, loss of rental, elevator
                                              liability, plate glass, boiler,
                                              sprinkler leakage and all such
                                              other casualties and losses as the
                                              Landlord may elect to insure
                                              against; and if the Landlord shall
                                              elect in whole or in part to
                                              self-insure, the amount of
                                              reasonable contingency reserves
                                              not exceeding the amount of
                                              premiums which would otherwise
                                              have been incurred in respect of
                                              the risks undertaken;

                                      (ix)    accounting costs incurred in
                                              connection with the maintenance,
                                              repair, operation or management
                                              including computations required
                                              for the imposition of charges to
                                              tenants and audit charges required
                                              to be incurred for the
                                              determination of any costs
                                              hereunder;

                                      (x)     the reasonable rental value
                                              (having regard to the rentals
                                              prevailing from time to time for
                                              similar space) of space utilized
                                              by the Landlord in connection with
                                              the maintenance, repair, operation
                                              or management of the Building and
                                              the Land; (xi) the amount of all
                                              salaries, wages and fringe
                                              benefits paid to employees engaged
                                              in the maintenance, repair,
                                              operation or management of the
                                              Building and the Land;

                                      (xii)   amounts paid to independent
                                              contractors for any services in
                                              connection with such maintenance,
                                              repair, operation or management;

                                      (xiii)  the cost of direct supervision and
                                              of management and all other
                                              indirect expenses to the extent
                                              allocable to the maintenance,
                                              repair or operation of the
                                              Building and the Land;

                                      (xiv)   the cost of any management fees or
                                              management agent fees (if
                                              any for the Building), (or of the
                                              Landlord if it elects to manage
                                              the Building itself), in an amount
                                              not exceeding four percent (4%) of
                                              the gross rentals received or
                                              receivable from the Building;

                                      (xv)    depreciation of the cots of
                                              machinery, equipment, facilities,
                                              systems, and property
                                              (individually and collectively in
                                              this clause called "machinery")
                                              installed in or used in connection
                                              with the Building (except to the
                                              extent that the costs are charged
                                              fully to income account in the
                                              Landlord's tax year in which they
                                              are incurred) if a principal
                                              purpose or intention of such
                                              installation or use is to conserve
                                              energy or to reduce the cost of
                                              other items included in Operating
                                              Costs and interest on the
                                              undepreciated portion of the
                                              original cost of such machinery,
                                              payable monthly, from the date on
                                              which the relevant cost was
                                              incurred, at an annual rate of
                                              interest that is two percentage
                                              points above the Prime Rate in
                                              effect on the date on which the
                                              relevant cost was incurred, (the
                                              rate of interest to be applied to
                                              the undepreciated portion of the
                                              original cost, in each case, to be
                                              adjusted, as long as a rate is
                                              required, every five years, on the
                                              anniversary date of the
                                              acquisition of the relevant
                                              machinery, to the annual rate of
                                              interest that is two percentage
                                              points above the Prime Rate then
                                              in effect); the depreciation costs
                                              and interest charged under this
                                              clause in respect of machinery
                                              installed or used to conserve
                                              energy or reduce the cost of other
                                              items included in Operating Costs
                                              may be equal to, but in no event
                                              shall exceed in any year the
                                              savings resulting from such
                                              installation or use, estimated by
                                              the Landlord, acting reasonably;

                                      (xvi)   cost of services by and salaries
                                              for elevator operators, porters,
                                              sidewalk shovellers, window
                                              cleaners, janitors, cleaners,
                                              dusters, handymen, watchmen,
                                              commissionaires, caretakers,
                                              security personnel, carpenters,
                                              engineers,firemen, mechanics,
                                              electricians, plumbers, and other
                                              persons or firms engaged in the
                                              operating, maintenance and repair
                                              of the Building, or the heating,
                                              air conditioning, ventilating,
                                              plumbing, electrical and elevator
                                              systems in the Building and
                                              superintendents, and accounting
                                              and clerical staff attached to the
                                              Building superintendent's or
                                              manager's office;

                                      (xvii)  uniforms of employees and agents;

                                      (xviii) supplies and equipment used in
                                              connection with the repair,
                                              maintenance, management,
                                              caretaking and operating of the
                                              Building (including without
                                              limitation straight-line
                                              amortization based on
                                              tax-deductible depreciation
                                              allowance of capitalized cleaning
                                              equipment used in the Building);

                                      (xix)   supplies and materials for
                                              washrooms, and other common
                                              facilities;

                                      (xx)    workers' compensation costs,
                                              unemployment insurance premiums,
                                              pension plan contributions,
                                              health, accident and group life
                                              insurance for employees, managers,
                                              and superintendents employed by
                                              the Landlord in connection with
                                              the Building;

                                      (xxi)   servicing and inspection costs for
                                              elevators, electrical distribution
                                              systems and mechanical, heating,
                                              ventilating and air conditioning
                                              systems;

                                      (xxii)  parking area staff and maintenance
                                              costs;

                                      (xxiii) snow and ice removal and related
                                              costs;

                                      (xxiv)  sales and excise taxes on goods
                                              and services provided by the
                                              Landlord in the management,
                                              operating, maintenance and repair
                                              of the Building;

                                      (xxv)   REASONABLE costs of stationery
                                              supplies and other materials
                                              required for the normal operation
                                              of the superintendent's or
                                              manager's office; and

                                      (xxvi)  all other direct and indirect
                                              REASONABLE costs and expenses
                                              whatsoever to the extent allocable
                                              to the operating, maintaining,
                                              managing or repairing of the said
                                              Land, the Building or any
                                              appurtenances thereto.

                                      Notwithstanding any of the foregoing, it is understood and agreed that Operating Costs for any period are to be calculated as if the Building were fully occupied during such period. Therefore, in addition to expenses, costs and outlays actually incurred in the maintenance, repair, operation and management of the Building, the Landlord may include in the calculation and estimation of operating costs, such additional amounts that in the Landlord's estimation would have been incurred had all rentable areas in the Building been fully occupied during the period in question. However, in no event shall the Tenant be required to pay more on account of its proportionate share of Operating Costs that it would be if the Building were fully occupied.

                                      It is understood and agreed that the
                                      Building is one of two office buildings
                                      contained in the development. In this
                                      connection, the Tenant acknowledges that certain materials and services which relate in part to the Building will be incurred in connection with the provision of materials and services for all of the Development. The Tenant therefore agrees that in computing Operating Costs, the Landlord shall be entitled to allocate to the Building a reasonable portion of such Operating Costs that are incurred in respect of the Development generally.

                                      Operating Costs shall exclude (except as herein otherwise provided) Taxes, debt service, depreciation, expenses properly chargeable to capital account, costs determined by the Landlord from time to time to be fairly allocable to the correction of construction faults or initial maladjustments in operating equipment, all management cost not allocable to the actual maintenance, repair or operation of the Building (such as in connection with leasing and rental advertising), work performed in connection with the initial construction of the Building and the Leased Premises, changes for tenants, capital cost of addition, improvements and modernizations to the Building subsequent to date of original construction, advertising and promotion expenses, and expenses of redecorating and renovating space for new tenants.

                                      In computing Operating Costs there shall be credited as a deduction the amounts of proceeds of insurance relating to Insured Damage and other damage actually recovered by the Landlord (or if the Landlord has self-insured, a corresponding application of reserves) applicable to damage, and also electricity and light bulbs, tube and ballast replacement costs and insurance premiums that are directly payable by any tenants, in each case to the extent that the cost thereof was included therein. Any expenses not directly incurred by the landlord but which are included in Operating Costs may be estimated by the Landlord on whatever reasonable basis the Landlord may select if and to the extent that the Landlord cannot ascertain the actual amount of such expenses from the tenants who incurred them. Any report of the Landlord' s accountant (who may be the Landlord's internal auditor or accountant) for such purpose shall be conclusive as to the amount of Operating costs for any period to which such report relates.

                              (p) "Common Costs" means the aggregate of the Taxes plus the Operating Costs for or incurred in a twelve (12) month period.

                              (q) "Base Common Costs" means $nil per square foot of the Total Rentable Area;

                              (r) "Current Common Costs" in respect of any twelve (12) month period means an amount equal to the total Common Costs for such twelve (12) month period divided by the Total Rentable Area;

                              (s)     "Common Costs Escalation" in any twelve
                                      (12) month period means an amount equal
                                      to:

                                      (i)     the amount by which the Current
                                              Common Costs for such period
                                              exceed the Base Common Costs
                                              multiplied by

                                      (ii)    the Gross Area of the Leased
                                              Premises.

                              (t) "Insured Damage" means that part of any damage occurring to the Leased Premises to the extent to which the cost of repair is actually recoverable by the Landlord under a policy of insurance in respect of fire or other perils from time to time effected by the Landlord;

                              (u) "Prime Rate" means that rate of interest charged and published from time to time by the main branch in the city in which the Building is situate, of the Landlord's bank, as its most favourable rate of interest to its most credit-worthy commercial customers and commonly known as its Prime Rate.

                                   ARTICLE 17
                               SPECIAL PROVISIONS

Required Conditions      17.01 The Tenant acknowledges that certain provisions
                         contained herein are personal to the Tenant and will be available to the Tenant only in the event that certain conditions (the "Required Conditions") have been satisfied. The Required Conditions are as follows:

                              (a)     the Tenant is NOVATEL WIRELESS
                                      TECHNOLOGIES LTD.;

                              (b)     the Tenant is in occupation of the
                                      Premises; and

                              (c) the Tenant has not been and is not in default of any of the terms and conditions contained in the Lease including, without limitation, the payment of any rent.

Parking 17.02 The Landlord shall permit for the use of the Tenant during the Term of the Lease, THIRTY FIVE (35) random surface stalls at no cost to the Tenant.

Right to Renew           17.03 This clause is specific and personal solely to
                         the Tenant and, provided that:

                              a) and subject to the rights of existing tenants on these premises as and when it becomes available for renewal; and

                              b) the Tenant has duly and regularly paid all of the annual basic rent and additional rent and other sums to be paid pursuant to this Lease and within the times and in the manner set out in this Lease; and

                              c) the Tenant has duly and regularly observed and performed each and every one of the terms, covenants and conditions contained in this Lease on its part to be observed and performed and within the times and in the manner set out in this Lease; and

                              d)      the Tenant has given notice to the
                                      Landlord at least SIX (6) months (but not sooner than TWELVE (12) months) prior to the expiration of the Term of its intention to renew the Lease,

                         then the Landlord will grant to the Tenant the right to renew this Lease for the Leased Premises on an "as-is" basis, for a further period of THREE (3) years (the "Renewal Term") commencing on the expiration of the Term and such Renewal Term shall be upon the same terms and conditions as are contained during the Term, save and except Leasehold Improvement Allowance, and that there shall be no further right to renew the term and that the annual basic rent during the Renewal Term shall be such amount as may be agreed upon between the parties on or before the commencement of the Renewal Term, based upon the then current market basic rent being charged, without deduction, for similarly improved space in comparable office buildings in the City of Calgary, in any event not less than the last annual basic rent paid during the original Lease Term. If the parties are unable to agree upon the annual basic rent to be charged during the Renewal Term on or before the commencement of the Renewal Term then the annual basic rent shall be determined by arbitration in accordance with the Arbitration Act of Alberta. If the annual basic rent for the Renewal Term is to be determined by arbitration and a final decision under the arbitration is not reached before the commencement of the Renewal Term, the Tenant will pay on account in equal monthly installments, annual basic rent at the rate charged during the Term. After a decision is reached under the arbitration, the Tenant will pay to the Landlord the balance, if any, of annual basic rent then due together with interest on the balance at an annual rate equal to one percentage point above the Prime Rate.

Leasehold Improvement    17.04 The Landlord shall contribute toward the cost of
Allowance                the Leasehold Improvements installed by the Tenant
                         which by the terms of this Lease shall be the property of the Landlord immediately upon such installation to a maximum of FOURTEEN DOLLARS AND SEVENTY-FIVE CENTS
                         ($14.75) (the Tenant Improvement Allowance) multiplied by the number of square feet comprising the Gross Area of the Leased Premises for which the Tenant pays rent.
                         The Tenant shall be responsible for any costs which exceed the Landlord's maximum contribution. If the Landlord's maximum contribution is not required to complete the Leasehold Improvements, any savings shall be applied towards the Basic Rent as it comes due.

                         The Landlord will carry out the Improvements in accordance with the design prepared by R S & A Interior Design and dated the 24th day of October, 1996 or as otherwise mutually agreed by the Landlord and Tenant and in accordance with the lawful requirements of all Government bodies having jurisdiction.

                         The Landlord will not be obliged to commence the Improvements except for any preliminary layout design which the Landlord has authorized in writing, until the Lease has been fully and unconditionally executed in a form acceptable to the Landlord.

                         The construction drawings and specifications shall be mutually approved by Landlord and Tenant prior to arranging for construction bids.

                         The Tenant shall retain the right to review, accept or alter the Landlord's selected construction bid for the purpose of deleting any such items deemed necessary to maintain the cost of construction below the maximum allowance provided by the Landlord, provided such deletions in no way make the Improvements below building standards and provided all Improvements continue to meet the requirements of all Government Bodies having jurisdiction.

Lease Termination        17.05 Notwithstanding anything else contained in this
                         Lease, Provided the Tenant's Required Conditions are satisfied, the Tenant with SIX (6) months prior written notice may terminate the Lease on the Anniversary Date of the term at the end of the second year and each year thereafter with a one time payment accompanying the notice as follows:

                         END OF YEAR   PAYMENTS $S/SQ. FT.   ESTIMATED TOTAL*
                         -----------   -------------------   ---------------
                              2              $10.72           $135,500.00
                              3              $ 7.20           $ 91,000.00
                              4              $ 3.44           $ 43,500.00

                         * Plus GST as applicable

Signage 17.06 The Landlord will permit the Tenant to install signage on the pylon by The Deerfoot Atrium Building at the Tenant's expense in accordance to the Building specifications and design to be approved by the Landlord. Tenant will be required to sign a licence agreement for the sign, at no charge.

Early Occupancy          17.07 If the Landlord completes improvements prior to
                         the Commencement Date, the Landlord will permit the Tenant to take occupancy of the premises, and the net basic rent and proportionate share of taxes and operating costs will be abetted until the Commencement
                         Date. The Landlord will do everything reasonably possible to ensure that the premises are ready for occupancy on December 1, 1996.

Right of Examination     17.08 The Tenant and its duly authorized
                         representatives, shall be permitted, from time to time, during the Landlord's normal business hours, to examine and make copies, at its entire expense at the main offices of the Landlord, all books, ledgers and records of the Landlord required to substantiate the Tenant's
                         Proportionate Share of Additional Rentals, save that such right of examination shall cease NINE (9) months following the date of each annual certification of the amounts payable by the auditors of the Landlord.
                         Payment by the Tenant of the Tenant's Proportionate
                         Share shall not preclude the Tenant from thereafter contesting such amounts. Should the Tenant and its auditors and/or consultants determine there is a bona fide discrepancy of more than three percent (3%) between the Landlord's stated costs and the actual audited costs, then the Landlord shall pay the difference to the Tenant forthwith and be responsible for the cost of the Tenant's audit.

                                   ARTICLE 18
                                   ACCEPTANCE

Acceptance               18.01 The Tenant hereby accepts this Lease of the
                         within described lands and premises to be held by it as Tenant and subject to the conditions, restrictions and covenants above set forth.

                                   SCHEDULES:

                         "A" - Legal Description of Land

                         "B" - Plan of Leased Premises

                         "C" - Rules and Regulations

             IN WITNESS WHEREOF the Landlord and Tenant have executed this Lease as of the day and year first above written.

                                       SUN LIFE ASSURANCE COMPANY
                                       OF CANADA

                                       Per: /s/
                                           ------------------------------------
                                           Landlord

                                           ------------------------------------
                                           Name (Please Print)

                                           ------------------------------------
                                           Title

                                                                             c/s

                                       Per: /s/
                                           ------------------------------------
                                           Landlord

                                           ------------------------------------
                                           Name (Please Print)

                                           ------------------------------------
                                           Title

                                       NOVATEL WIRELESS TECHNOLOGIES, LTD.

                                       Per: /s/
                                           ------------------------------------
                                           Landlord

                                           ------------------------------------
                                           Name (Please Print)

                                           ------------------------------------
                                           Title

                                                                             c/s

                                       Per: /s/
                                           ------------------------------------
                                           Landlord

                                           ------------------------------------
                                           Name (Please Print)

                                           ------------------------------------
                                           Title

                                  SCHEDULE "A"

                            LEGAL DESCRIPTION OF LAND
                                6715 8TH ST. N.E.
                                   CALGARY, AB
                                     T2E 7H7

        The northwesterly 110 feet in perpendicular width throughout Lot Nine
        (9), all of Lots Ten (10) to Fourteen (14) and the southerly 26.50 feet in perpendicular width throughout Lot Fifteen (15) inclusive, Block Two
        (2), Calgary Deerfoot Business Centre, plan 7911331. Reserving unto her Majesty all Mines and Minerals.

                                  SCHEDULE "B"



                    [DEERFOOT BUSINESS CENTRE MAP GOES HERE]

                                  SCHEDULE "C"

                              RULES AND REGULATIONS



             1. The landlord shall have the right to control and operate the public portions of the Building and the public facilities, as well as facilities furnished for the common use of the tenants, in such manner as it deems best for the benefit of the tenants generally. No tenant shall invite to the Lease Premises, or permit the visit of, persons in such numbers or under such conditions as to interfere with the use and enjoyment of the entrances, corridors, elevators and facilities of the Building by other tenants.

             2. The sidewalks, driveways, entrances, vestibules, passages, corridors, halls, elevators and stairways shall not be encumbered or obstructed by tenants or tenants' agents, servants, employees, licensees or invitees, or be used by them for any purpose other than for ingress to and egress from the Leased Premises. Landlord reserves the right to restrict and regulate the use of aforementioned public areas of the Building by tenants and tenants' agents, employees, servants, licensees and invitees and by persons making deliveries to tenants (including, but not limited to, the right to allocate certain elevator or elevators, if any, and the reasonable hours of use thereof for delivery service), and the right to designate which Building entrance or entrances shall be used by persons making deliveries in the Building.

             3. No awnings or other projections shall be attached to the outside walls of the Building. No curtains, blinds, shades or screens other than those furnished by Landlord shall be attached to, or hung, or used in connection with, any window or door of the Leased Premises, without the prior written consent of Landlord. Such curtains, blinds, shades, screens or other fixtures must be of a quality, type, design and colour, and attached in the manner approved by Landlord.

             4. No sign, advertisement, notice or other lettering shall be exhibited, inscribed, painted or affixed by any tenant on any window or part of the outside or inside of the Leased Premises or the Building without the prior written consent of Landlord. In the event of the violation of the foregoing by any tenant, Landlord may remove same without any liability, and may charge the expense incurred by such removal to such tenant. Interior signs on doors shall be inscribed, painted, or affixed for tenants by Landlord or by sign painters, first approved by the Landlord, at the expense of tenants and shall be of a size, colour, and style acceptable to Landlord.

             5. The windows and doors, and, if any, the sashes, sash doors, and skylights, that reflect or admit light and air into the halls, passageways, or other public places in the Building shall not be covered or obstructed by tenants, nor shall any bottles, parcels, files, papers or other articles be placed on the windowsills.

             6. No showcases or other articles shall be put in front of or affixed to any part of the exterior of the Building, nor placed in the halls, corridors, or vestibules without the prior written consent of Landlord.

             7. The toilet, urinals, sinks and other water apparatus shall not be used for any purposes other than those for which they were constructed, and no sweepings, rubbish, rags, ashes or other substances shall be thrown therein. Any damage resulting by misuse shall be borne by the tenants by whom or by whose agents, servants, employees, customers or invitees the same was caused. Tenants shall not let the water run unless it is in actual use, and shall not deface or damage any part of the Building, nor drive nails, spikes, hooks, or screws into the walls or woodwork of the Building.

             8. Tenants shall not mark, paint, drill into, or in any way deface any part of the Leased Premises or the Building. No boring, cutting or stringing of wires shall be permitted except with the prior written consent of Landlord and as Landlord may direct. Only contractors approved in writing by Landlord may be employed by tenants for making repairs, changes or any improvements to the Leased Premises. Tenants shall not (without Landlord's prior consent) lay floor coverings other than unaffixed rugs, so that the same shall come in direct contact with the floor of the Leased Premises, and, if wall to wall carpeting, linoleum or other similar floor coverings other than the Building Standard carpet are desired to be used and such use is approved by the Landlord, and if such floor coverings are placed or to be placed over tile flooring then an interlining of builder's deadening felt shall be first affixed to the floor, by a paste or other material soluble in water, the use of cement or similar adhesive materials being expressly prohibited. Metal cabinets shall be set on a non-corrosive pad wherever the floors are tile. In those portions of the Leased Premises where the Landlord has provided carpeting, whether directly or indirectly, the Tenant shall install at its own expense protective padding under all furniture not equipped with carpet casters.

             9. No bicycles, vehicles or animals or birds of any kind shall be brought into or kept in or about the Building or the Leased Premises excepting that those vehicles so authorized by the Landlord may enter and be kept in the Buildings' parking facilities (if any).

             10. No space in the Building shall be used for lodging, sleeping, or any immoral or illegal purposes. No space shall be used for the storage of merchandise or for the sale of merchandise, goods, or property, and no auction sales shall be made, by tenants without prior written consent of Landlord.

             11. Tenants shall not make, or permit to be made, any unseemly or disturbing noises or disturb or interfere with occupants of this or neighbouring buildings or premises or those having business with them whether by the use of any musical instrument, radio, television, talking machine, unmusical noise, whistling, singing or in any other way. Tenants shall not throw anything out of the doors, windows, or skylights, of any, or down the passageways, stairs or elevator shafts nor sweep anything into the corridors, hallways or stairs of the Building.

             12. No additional locks or bolts of any kind shall be placed upon any of the doors or windows by tenants, nor shall any changes whatsoever be made to existing locks or the mechanics thereof except by the Landlord, at its option. Tenants shall not permit any duplicate keys to be made, but additional keys as reasonably required shall be supplied by the Landlord when requested by the tenant in writing and such keys shall be paid for by the tenant, and upon termination of tenant's Lease, the tenant shall surrender to the Landlord all keys of the Leased Premises and other part or parts of the Building.

             13. The tenants and their agents, servants, contractors, invitees or employees, shall not bring in or take out, position, construct, install or move any safe, business machine or other heavy office equipment without first obtaining the consent in writing of the Landlord. In giving such consent, the Landlord shall have the right in its sole discretion, to prescribe the weight permitted and the position thereof, and the use and design of planks, skids or platforms to distribute the weight thereof. All damage done to the Building by moving or using any such heavy equipment or other office equipment or furniture shall be repaired at the expense of the tenant. The moving of all heavy equipment or other office equipment or furniture shall occur only outside of Normal Business Hours or at any other time consented to by the Landlord and the persons employed to move the same in and out of the Building and must be acceptable to the Landlord. Safes and other heavy office equipment will be moved through the halls and corridors only upon steel bearing plates. No freight or bulky matter of any description will be received into the Building or carried in the elevators, except during hours approved by the Landlord.

             14. Tenants shall not occupy or permit any portion of the Leased Premises to be occupied as an office for a public stenographer or typist, or, for the possession, storage, manufacture, or sale of narcotics or drugs, or, except as incidental to tenant's main business, as an employment bureau.

             15. Tenants shall not use the name of the Building or the owner in any advertising without the express consent in writing of the Landlord. Landlord shall have the right to prohibit any advertising by any tenant which, in any way, tends to impair the reputation of the Building or its desirability as a building for offices, and upon written notice from Landlord, tenants shall refrain from or discontinue such advertising.

             16. All entrance doors in the demised premises shall be left locked and all windows shall be left closed by tenants when the Leased Premises are not in use.

             17. Except for the negligence of the Landlord or persons for whom in law it is responsible, Landlord shall be in no way responsible to any tenant for loss of property from the Leased Premises, however occurring, or for damage done to the furniture or other effects of any tenant by Landlord's agents, janitors, cleaners, employees, or contractors doing work in the Leased Premises. The tenants shall permit window cleaners to clean the windows of the Leased Premises during Normal Business Hours.

             18. The requirements of tenants will be attended to only upon application to the Building manager or such other authorized representative as the Landlord may designate in writing. Landlord's employees shall not perform any work or do anything outside of their regular duties, unless under specific instructions from the office of the Landlord, from the Building manager or other representative as aforesaid.

             19. Canvassing, soliciting, and peddling in the Building are prohibited, and tenants shall cooperate to prevent the same.

             20. Any hand trucks, carryalls, or similar appliances used in the Building shall be equipped with rubber tires, side guards and such other safeguards as Landlord shall require.

             21. Without first obtaining Landlord's written permission, tenants shall not install, attach, or bring into the Leased Premises any equipment (other than normal office equipment such as electric typewriters, computers, printers, calculators, and the like) or any instrument, duct, refrigerator, air conditioner, water cooler, or any other appliance requiring the use of gas, electric current or water. Any breach of this rule will entitle the Landlord at the tenant's expense to enter the Leased Premises and remove whatever the tenant may have so installed, attached, or brought in.

             22. Landlord reserves the right to exclude from the Building outside of Normal Business Hours and during all hours on Saturdays all persons not authorized by a tenant in writing, by pass, or otherwise, to have access to the Building and the Leased Premises. Each tenant shall be responsible for all persons authorized to have access to the Building and shall be liable to Landlord for all of their acts while in the Building. When security service is in effect, entrance to the Building, deliveries, and exits shall be made via designated entrances and the Landlord may require all persons to sign a register on entering and leaving the Building

             23. Tenant shall at all times keep all drapes, blinds or curtains adjusted to block the direct rays of the sun in order to avoid overloading the air conditioning systems.

             24. Neither tenants nor their servants, employees, agents, visitors, or licensees shall at any time bring or keep upon the Leased Premises any inflammable, combustible or explosive fluid, chemical or substance, nor do nor permit to be done anything in conflict with any insurance policy which may or might be in force upon the Building or any part thereof or with the laws relating to fires, or with the regulations of the Fire Department or the Health Department, or with any of the rules, regulations or ordinances of the City in which the Leased Premises are located, or of any other duly constituted authority.

             25. Subject to section 4.3 hereof, Tenants shall not, without first obtaining Landlord's prior written approval, do any cooking, conduct any restaurant, luncheonette, or cafeteria for the sale or service of food or beverages to its employees or to others, or cause or permit any odours of cooking or other processes or any unusual or objectionable odours to emanate from the Leased Premises. Tenants shall not, without first obtaining Landlord's written approval, install or permit the installation or use of any food, beverage, cigarette, cigar, or stamp dispensing machine; or permit the delivery of any food or beverage to the Leased Premises, except by such persons delivering the same as shall be approved by the Landlord. No food or beverage shall be carried in the public halls or elevators except in closed containers.

             26. Lists of automobile license numbers of people working in the Building and the names of people who normally work off-hours may be required by the Landlord, who may also require tenants' employees to display a card or sticker as a prerequisite to admission to the parking facility (if any).

             27. The Landlord reserves the right to promulgate, rescind, alter or waive any rules or regulations at any time prescribed for the Building when it is necessary, desirable or proper for its best interest and in the opinion of the Landlord, for the best interests of the tenants.

             28. The Landlord may publish from time to time emergency fire regulations and evacuation procedures in consultation with the applicable municipal authorities. Each tenant will appoint a premises warden (wardens for multi-floor users) who will be responsible for liaison with building management in all emergency matters and who will be responsible for instructing employees of the tenant in emergency matters.

             29. The tenants shall promptly notify the Landlord of all requests by any taxing authority for information relating to the Leased Premises (including fixtures, improvements, or machinery and equipment therein) or the tenant's occupation or use thereof and any such information to be given by the tenant to such taxing authority shall be forwarded by the tenant to the Landlord for delivery of such taxing authority.

             30. If any apparatus used or installed by a tenant requires a permit as a condition for its installation, the tenant must file a copy of such permit with the Landlord.

             31. Tenants shall be responsible for the cleaning of any drapes and/or curtains that may be installed in their Leased Premises, including those installed by the Landlord.

--------------------------------------------------------------------------------







                                      LEASE


                                     BETWEEN



                      SUN LIFE ASSURANCE COMPANY OF CANADA



                                    LANDLORD



                                       AND



                       NOVATEL WIRELESS TECHNOLOGIES, LTD.



                                     TENANT







Lease #387170
--------------------------------------------------------------------------------

                                      LEASE
                      SUN LIFE ASSURANCE COMPANY OF CANADA

                                TABLE OF CONTENTS

                                                                                         PAGE
                                                                                         ----
               ARTICLE I         PREMISES
                                    1.01    PREMISES                                        1
               ARTICLE II        TERM
                                    2.01    TERM                                            1
                                    2.02    POSSESSION                                      1
                                    2.03    READY FOR OCCUPANCY                             2
                                    2.04    INABILITY TO DELIVER POSSESSION                 2
                                    2.05    RELOCATION OF LEASED PREMISES                   2
               ARTICLE III       RENT
                                    3.01    RENT                                            2
                                    3.02    BASIS OF DETERMINING RENT                       3
                                    3.03    APPORTIONMENT OF ANNUAL BASIC RENT
                                            AND COMMON COSTS ESCALATION                     3
               ARTICLE IV        TENANT'S COVENANTS
                                    4.01    OCCUPANCY                                       3
                                    4.02    RENT                                            3
                                    4.03    PERMITTED USE                                   3
                                    4.04    WASTE AND NUISANCE                              3
                                    4.05    FLOOR LOADS                                     4
                                    4.06    INSURANCE RISK                                  4
                                    4.07    NOXIOUS FUMES VAPOURS AND
                                            ODOURS                                          4
                                    4.08    CONDITION                                       4
                                    4.09    BY-LAWS                                         4
                                    4.10    RULES AND REGULATIONS                           5
                                    4.11    SURRENDER, OVERHOLDING                          5
                                    4.12    SIGNS AND DIRECTORY                             5
                                    4.13    INSPECTION ACCESS                               6
                                    4.14    EXHIBITING PREMISES                             6
                                    4.15    NAME OF BUILDING                                6
                                    4.16    ACCEPTANCE LEASED PREMISES                      6
               ARTICLE V         LANDLORD'S COVENANTS
                                    5.01    QUIET ENJOYMENT                                 7
                                    5.02    INTERIOR CLIMATE CONTROL                        7
                                    5.03    ELEVATORS                                       7
                                    5.04    ENTRANCES, LOBBIES, ETC.                        7
                                    5.05    WASHROOMS                                       8
                                    5.06    JANITOR SERVICES                                8
               ARTICLE VI        REPAIR AND DAMAGE AND DESTRUCTION
                                    6.01    LANDLORD'S REPAIRS                              8
                                    6.02    TENANT'S REPAIRS                                8
                                    6.03    ABATEMENT AND TERMINATION                       9
               ARTICLE VII       TAXES AND OPERATING COSTS
                                    7.01    LANDLORD'S OBLIGATIONS                         12
                                    7.02    BUSINESS TAXES AND COMMON COSTS ESCALATION     12
                                    7.03    PAYMENT OF COMMON COSTS ESCALATION             13
                                    7.04    POSTPONEMENT, ETC., OF TAXES                   14
                                    7.05    RECEIPTS, ETC                                  14
               ARTICLE VIII      UTILITIES AND ADDITIONAL SERVICES
                                    8.01    WATER, TELEPHONE AND ELECTRICITY               14

                                    8.02    UTILITIES                                      14
                                    8.03    ELECTRICITY                                    15
                                    8.04    EXCESS USE                                     15
                                    8.05    LAMPS                                          15
                                    8.06    ADDITIONAL SERVICES                            16
               ARTICLE IX        LICENSES, ASSIGNMENTS AND SUBLETTINGS
                                    9.01    ASSIGNMENTS AND/OR SUBLETTINGS                 16
               ARTICLE X         FIXTURES AND IMPROVEMENTS
                                    10.01   INSTALLATION FIXTURES AND IMPROVEMENTS         20
                                    10.02   LIENS AND ENCUMBRANCES ON FIXTURES AND
                                            IMPROVEMENTS                                   21
                                    10.03   TENANT'S GOODS                                 21
                                    10.04   REMOVAL OF FIXTURES AND IMPROVEMENTS           22
               ARTICLE XI        INSURANCE AND LIABILITY
                                    11.01   TENANT'S INSURANCE                             22
                                    11.02   LIMITATION ON LANDLORD'S LIABILITY             23
                                    11.03   INDEMNITY OF LANDLORD                          25
               ARTICLE XII       SUBORDINATION, ATTORNMENT, REGISTRATION AND
                                 CERTIFICATES
                                    12.01   SUBORDINATIONS AND ATTORNMENT                  26
                                    12.02   REGISTRATION                                   26
                                    12.03   CERTIFICATES                                   26
               ARTICLE XIII      REMEDIES OF LANDLORD AND TENANT'S DEFAULT
                                    13.01   REMEDYING BY LANDLORD NON-PAYMENT AND
                                            INTEREST                                       27
                                    13.02   REMEDIES CUMULATIVE                            27
                                    13.03   RIGHT OF RE-ENTRY ON TERMINATION               28
                                    13.04   RE-ENTRY AND TERMINATION                       28
                                    13.05   RIGHTS ON RE-ENTRY                             28
                                    13.06   PAYMENT OF RENT, ETC. ON TERMINATION           28
               ARTICLE XIV       EVENTS TERMINATING LEASE
                                    14.01   CANCELLATION OF INSURANCE                      29
                                    14.02   DEFAULT                                        29
               ARTICLE XV        MISCELLANEOUS
                                    15.01   NOTICES                                        31
                                    15.02   ENTIRE AGREEMENT                               32
                                    15.03   AREA DETERMINATION                             32
                                    15.04   SUCCESSORS AND ASSIGNS, INTERPRETATION         32
                                    15.05   FORCE MAJEURE                                  32
                                    15.06   WAIVER                                         33
                                    15.07   GOVERNING LAW, COVENANTS, SEVERABILITY         33
                                    15.08   HEADINGS, CAPTIONS                             33
                                    15.09   EXPROPRIATION                                  33
                                    15.10   ARBITRATION                                    34
               ARTICLE XVI       DEFINITIONS
                                    16.01   DEFINITIONS                                    34
               ARTICLE XVII      SPECIAL PROVISIONS                                        43
               ARTICLE XVIII     ACCEPTANCE
                                    ACCEPTANCE                                             42
               SCHEDULE "A"         -  LEGAL DESCRIPTION OF LAND
               SCHEDULE "B"         -  PLAN OF LEASED PREMISES
               SCHEDULE "C"         -  RULES AND REGULATIONS